UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ARGENTEX MINING CORPORATION
(Name of Registrant as Specified In Its Charter)

_____________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ARGENTEX MINING CORPORATION
1112 West Pender Street, Suite 602
Vancouver, British Columbia V6E 2S1, Canada

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 22, 2009

Dear Stockholder:

Our annual meeting of stockholders will be held at the office of our law firm, Clark Wilson LLP, located at Suite 800, 885 West Georgia Street, Vancouver, British Columbia V6C 3H1, Canada, at 10:00 a.m., local time, on Thursday, October 22, 2009 for the following purposes:

1.	To elect Kenneth Hicks, Colin Godwin, Jenna Hardy, Richard Thibault and Patrick Downey as the directors of our company;

2.	To ratify the continued appointment of Morgan & Company, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending January 31, 2010; and

3.

To ratify the consulting agreement dated as of August 1, 2009 between our company, Kenneth Hicks, our President and director, and Frontera Geological Services Ltd. and, in particular, the terms of Sections 3.3 and 3.4 of that consulting agreement, which provide for the payment of incentive bonuses and the investment of the net proceeds of any incentive bonus into our company by way of a private placement at the then current market price;

4.

To ratify the consulting agreement dated July 14, 2009 between our company, Mark Vanry, our Executive Vice President of Corporate Development, and 0845557 B.C. Ltd. and, in particular, the terms of Sections 3.3 and 3.4 of that consulting agreement, which provide for the payment of incentive bonuses and the investment of the net proceeds of any incentive bonus into our company by way of a private placement at the then current market price; and

5.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on August 27, 2009 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the annual meeting.

Whether or not you plan on attending the annual meeting, we ask that you vote by proxy by following the instructions provided in the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instructions sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must obtain a valid proxy issued in your name from that record holder.

Sincerely,

By Order of the Board of Directors

/s/ Kenneth Hicks
Kenneth Hicks
President and Secretary

September 3, 2009

ARGENTEX MINING CORPORATION
1112 West Pender Street, Suite 602
Vancouver, British Columbia V6E 2S1, Canada

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 22, 2009

Questions and Answers about the Annual Meeting of Stockholders

Why am I receiving these materials?

The board of directors of Argentex Mining Corporation (“we”, “us” or “our”) is soliciting proxies for use at the annual meeting of stockholders to be held at the office of our law firm, Clark Wilson LLP, located at Suite 800, 885 West Georgia Street, Vancouver, British Columbia V6C 3H1, Canada, at 10:00 a.m., local time, on Thursday, October 22, 2009 or at any adjournment of the annual meeting. These materials were first sent or given to our stockholders on or about September 10, 2009.

What is included in these materials?

These materials include:

  the notice of the annual meeting of stockholders;
  this proxy statement for the annual meeting of stockholders;
  the proxy card; and
  our annual report on Form 10-K for the year ended January 31, 2009, as filed with the Securities and Exchange Commission on May 1, 2009.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on October 22, 2009

Above materials are also available at http://www.argentexmining.com/meeting2009.php.

The annual report on Form 10-K accompanies this proxy statement, but does not constitute a part of the proxy soliciting material.

What items will be voted at the annual meeting?

Our stockholders will vote on:

  the election of directors;

  the ratification of the continued appointment of our independent registered public accounting firm;

  the ratification of the consulting agreement dated as of August 1, 2009 between our company, Kenneth Hicks, our President and director, and Frontera Geological Services Ltd. and, in particular, the terms of Sections 3.3 and 3.4 of that consulting agreement, which provide for the payment of incentive bonuses and the investment of the net proceeds of any incentive bonus into our company by way of a private placement at the then current market price; and

  the ratification of the consulting agreement dated July 14, 2009 between our company, Mark Vanry, our Executive Vice President of Corporate Development, and 0845557 B.C. Ltd. and, in particular, the terms of Sections 3.3 and 3.4 of that consulting agreement, which provide for the payment of incentive bonuses and the investment of the net proceeds of any incentive bonus into our company by way of a private placement at the then current market price.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the annual meeting, but you do not need to attend the annual meeting in person in order to vote your shares. Even if you do not plan to attend the annual meeting, please vote by proxy by following the instructions provided in the proxy card.

Who can vote at the annual meeting?

Our board of directors has fixed the close of business on August 27, 2009 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment. If you were a stockholder of record on the record date, you are entitled to vote at the annual meeting.

As of the record date, 36,685,940 shares of our common stock were issued and outstanding and no other voting securities were issued and outstanding. Therefore, a total of 36,685,940 votes are entitled to be cast at the annual meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the record date. There is no cumulative voting.

How do I vote my shares?

If you are a stockholder of record, you may vote in person at the annual meeting or by proxy.

  To vote in person, come to the annual meeting, and we will give you a ballot when you arrive.
  If you do not wish to vote in person or if you will not be attending the annual meeting, you may vote by proxy by mail, by telephone or via the Internet by following instructions provided in the proxy card.

If you hold your shares in “street name” and:

  you wish to vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the annual meeting. Please follow the instructions from your broker, bank or other nominee, or contact your broker, bank or other nominee to request a proxy card.
  you do not wish to vote in person or you will not be attending the annual meeting, you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you are still the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in “street name,” you should have received voting instructions with these materials from your broker, bank or other nominee. Please follow the voting instructions provided to ensure that your vote is counted.

What vote is required for the election of directors or for the approval of a proposal?

The vote of a majority in interest of our stockholders present in person or represented by proxy and entitled to vote at the annual meeting will be sufficient to elect directors or to approve a proposal.

For the election of directors, the nominees who receive more “For” votes than the combined votes of “Against” votes and votes that are abstained will be elected as directors. There is no cumulative voting in the election of directors.

For the ratification of the continued appointment of the independent registered public accounting firm, for the ratification of the consulting agreement with Kenneth Hicks, our President and director, and for the ratification of the consulting agreement with Mark Vanry, our Executive Vice President of Corporate Development, to be approved, the proposals must receive more “For” votes than the combined votes of “Against” votes and votes that are abstained.

How are votes counted?

For the election of directors, you may vote “For”, “Against”, or “Abstain” for each nominee for director. Votes that are abstained will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote on the election of directors.

For the ratification of the continued appointment of the independent registered public accounting firm, for the ratification of the consulting agreement with Kenneth Hicks, our President and director, and for the ratification of the consulting agreement with Mark Vanry, our Executive Vice President of Corporate Development, you may vote “For”, “Against”, or “Abstain” for the proposals. Votes that are abstained will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote on these proposals.

For the ratification of the consulting agreement with Kenneth Hicks, our President and director, the votes of the shares held beneficially by Mr. Hicks, if any, will not be counted. For the ratification of the consulting agreement with Mark Vanry, our Executive Vice President of Corporate Development, the votes of the shares held beneficially by Mr. Vanry, if any, will not be counted.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

What happens if I do not make specific voting choices?

If you are a stockholder of record and you submit your proxy without specifying how you want to vote your shares, then the proxy holder will vote your shares in the manner recommended by our board of directors on all proposals. If you hold your shares in the street name and you do not give instructions to your broker, bank or other nominee to vote your shares, under the rules that govern brokers, banks, and other nominees who are the stockholders of record of the shares held in street name, it generally has the discretion to vote uninstructed shares on routine matters but have no discretion to vote them on non-routine matters.

What is the quorum requirement?

A quorum of stockholders is necessary for the transaction of business at the annual meeting. The presence in person or by proxy of stockholders entitled to cast at least one third of the shares entitled to vote at the annual meeting constitutes a quorum. Your shares will be counted towards the quorum requirement only if you or the registered holder of your shares is present in person or by proxy at the annual meeting. Votes that are abstained and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the officer presiding at the meeting will have power to adjourn the meeting from time to time until a quorum is present.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

  “For” the election of all nominees for directors;
  “For” the ratification of the continued appointment of the independent registered public accounting firm;
  “For” the ratification of the consulting agreement with Kenneth Hicks, our President and director; and
  “For” the ratification of the consulting agreement with Mark Vanry, our Executive Vice President of Corporate Development.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. If you are a stockholder of record, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the annual meeting and voting in person. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote again at the annual meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering to us at Argentex Mining Corporation, 1112 Pender Street, Suite 602, Vancouver, British Columbia V6E 2S1, Canada, Attention: President, a written notice of revocation prior to the annual meeting.

If you hold your shares in street name, you will need to follow the voting instructions provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the annual meeting?

You may call us at (416) 489-0092 or the toll-free number 1-866-594-7687 if you want to obtain directions in order to attend the annual meeting and vote in person.

You may be asked to present valid government issued picture identification, such as a driver’s license or passport, before being admitted to the annual meeting. If you hold your shares in street name, you will also need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Who pays the cost of proxy preparation and solicitation?

We pay the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services.

We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable charges and expenses.

Forward-Looking Statements

This proxy statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States and Canada, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of August 27, 2009, certain information known to us with respect to the beneficial ownership of our common stock by (i) each of our directors and nominees, (ii) each of our named executive officers (as defined in the “Executive Compensation” section) and current executive officers, and (iii) all of our directors and current executive officers as a group. Except as set forth in the table below, there is no person known to us who beneficially owns more than 5% of our common stock.

Name and Address of Beneficial Owner	Title of Class(1)	Amount and Nature of Beneficial Ownership	Percent of Class(2)
Kenneth Hicks 1112 West Pender Street, Suite 602 Vancouver, BC V6E 2S1	common stock	4,050,000(3) Direct	10.51%
Hamish Malkin P.O. Box 127 Bowen Island, BC V0N 1G0	common stock	200,000 (4) Direct	0.54%
Mark Vanry 5025 Angus Drive Vancouver, BC V6M 3M6	common stock	1,419,564(5) Direct	3.80%
Valerie Helsing 1011 Braeside Street West Vancouver, BC V7T 2K7	common stock	Nil Direct	Nil
Orlando Rionda Radio Santiago del Estero 3051 Barrio Intersindieal Salta, Salta Province, 4400, Argentina	common stock	150,000(6) Direct	0.41%
Jenna Hardy 1112 West Pender Street, Suite 602 Vancouver, BC V6E 2S1	common stock	300,000(7) Direct	0.81%
Colin Godwin 1112 West Pender Street, Suite 602 Vancouver, BC V6E 2S1	common stock	300,000(8) Direct	0.81%
Richard Thibault 1112 West Pender Street, Suite 602 Vancouver, BC V6E 2S1	common stock	300,000(9) Direct 150,000(10) Indirect(9)	1.21%
Patrick Downey PO Box 10434 Pacific Centre Suite 950 – 777 Dunsmuir Street Vancouver, BC V7Y 1K4	common stock	900,000(11) Direct	2.42%
Directors and Executive Officers as a Group (8 persons)(12)	common stock	7,569,564 (13)	18.59%

(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible securities currently exercisable or convertible, or exercisable or convertible within 60 days, would be counted as outstanding for computing the percentage of the person holding such options, warrants or convertible securities but not counted as outstanding for computing the percentage of any other person.

(2)

Based on 36,685,940 shares of common stock issued and outstanding as of August 27, 2009. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(3)	Includes 508,334 stock options which may be exercised into common shares and 1,350,000 share purchase warrants which may be exercised into common shares.

(4)	Includes 200,000 stock options which may be exercised into common shares.

(5)	Includes 709,782 share purchase warrants which may be exercised into common shares.

(6)	Includes 100,000 stock options which may be exercised into common shares.

(7)	Includes 200,000 stock options which may be exercised into common shares and 50,000 share purchase warrants which may be exercised into common shares.

(8)	Includes 200,000 stock options which may be exercised into common shares and 50,000 share purchase warrants which may be exercised into common shares.

(9)	Includes 300,000 stock options which may be exercised into common shares.

(10)	Includes 75,000 common shares and 75,000 share purchase warrants held by Miriam Galey, spouse of Richard Thibault.

(11)	Includes 200,000 stock options which may be exercised into common shares and 300,000 share purchase warrants which may be exercised into common shares.

(12)	Does not include Hamish Malkin who resigned from his office as our Chief Financial Officer effective July 15, 2009.

(13)	Includes 1,508,334 stock options which may be exercised into common shares and 2,534,782 share purchase warrants which may be exercised into common shares.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our company.

Proposal 1
Election of Directors

Our board of directors has nominated the persons named below as candidates for directors at the annual meeting. These nominees are all of our current directors. Unless otherwise directed, the proxy holders will vote the proxies received by them for the five nominees named below.

Each director who is elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified. Any director may resign his or her office at any time and may be removed at any time by the holders of a majority of the shares then entitled to vote at an election of directors.

Our board of directors recommends that you vote FOR the nominees.

Nominees

Name	Position Held with Our Company	Age	Date First Elected or Appointed
Kenneth Hicks	Director, Chairman of the Board, President, Secretary and Treasurer	50	February 11, 2004
Colin Godwin	Director	70	June 1, 2005
Jenna Hardy	Director	56	February 7, 2006
Richard Thibault	Director	53	February 9, 2006
Patrick Downey	Director	49	September 10, 2008

Business Experience

The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Kenneth Hicks, Director, Chairman of the Board, President, Secretary and Treasurer

Mr. Hicks was our Vice President (Exploration) from February 11, 2004 until May 26, 2005, at which date he was appointed President of our company. He is a graduate of the University of British Columbia, holding a B.Sc. (Honours) degree in Geology. Since graduating in 1982, Mr. Hicks has practiced his profession as a geologist throughout North and South America for major mining companies such as Falconbridge Limited, mid-tier copper-gold producers such as Imperial Metals Corporation, as well as junior exploration companies. Since 1996 Mr. Hicks has worked extensively in South America, focusing primarily on Argentina where he has consulted for a number of junior companies.

Mr. Hicks is a registered member of the Association of Professional Engineers and Geoscientists of British Columbia, as well as the Society of Economic Geologists and the Association for Mineral Exploration BC. Mr. Hicks resigned in 2007 from the board of directors of Prominex Resource Corp., a TSX Venture Exchange listed junior resource company with properties in Newfoundland, Canada.

Colin Godwin, Director

Dr. Godwin is Professor Emeritus at the University of British Columbia, where he taught the exploration and geology of mineral deposits from 1975 until he retired in 1999. Since June 1, 2000, Dr. Godwin has been a director of Rome Resources Ltd. (TSX-V: RMR), and he has been its President since May 2002. He has published more than one hundred papers, approximately thirty-five of which were professionally adjudicated. Dr. Godwin was a founding director of International Geosystems Ltd. and became involved in the development of the GEOLOG System, one of the first computer based schemes for capturing and using data from exploration-development work, especially drill holes.

Recently, Dr. Godwin has conducted: (i) exploration programs in Mexico, Argentina, Yukon, Nevada, Nicaragua, Honduras and Costa Rica, (ii) drilling projects in Nevada and Mexico, and (iii) property examinations in Argentina, Mexico, Northwest Territories, Nevada, Costa Rica, Ecuador and India. Dr. Godwin is a registered P. Eng and P. Geo with the Association of Professional Engineers and Geoscientists of British Columbia.

Jenna Hardy, Director

Ms. Hardy is an accomplished mining professional with extensive experience in project management, corporate due diligence and governance, property exploration and evaluation as well as environmental compliance.

From 1996 through 2004, Ms. Hardy served as the Manager of Health Safety Environment with Pan American Silver Corp. where she was responsible for corporate oversight of health, safety and environmental issues at operating subsidiaries in Peru, Mexico and Bolivia, as well as development projects in Argentina, Canada and the USA. In 2004, Ms. Hardy reactivated a consulting company that she founded in 1986 and currently provides environmental, corporate development and corporate governance services to clients consisting primarily of junior natural resource companies working in Mexico and Canada. Since late 2004, she has been a member of Capstone Mining Corp.’s technical advisory board, providing guidance with respect to regulatory and environmental compliance in connection with the expansion of the San Roberto mine in Zacatecas, Mexico. On January 23, 2009, Ms. Hardy became a director of Triple Dragon Resources Inc (CNSX: TDN).

Ms. Hardy holds an Executive MBA from Simon Fraser University, and an M.Sc. (Economic Geology) and a B.Sc. (Geology) both from the University of Toronto. Ms. Hardy is a member of the Association of Professional Engineers and Geoscientists of British Columbia.

Richard Thibault, Director

Mr. Thibault is a registered mining engineer with over 30 years of experience in engineering, operations, management and consulting experience in North and South America and is currently an independent mining consultant providing management services to select clients.

From 1996 to 2006, Mr. Thibault was based in South America where he worked in Argentina, Bolivia, Chile, Colombia, Ecuador, Peru and Venezuela. While based in Buenos Aires, Argentina he held the position of President of High American Gold Inc., a publicly traded junior mining company, and Managing Director of Procesadora de Boratos Argentinos S.A., a private industrial mineral company. In Santiago, Chile he was the General Manager of the consulting firm BGC-AVOT Engineering Inc. In 2006/07, he held the position of Vice President, Minerals of Daleco Resources Corp., a United States based publicly traded company. Before moving to South America, he worked for Fording Coal Ltd., a Canadian based company, in progressively responsible positions.

He is the President, Chief Executive Officer and director of Antioquia Gold Inc. a publicly traded company with mining interests in Colombia. He is also the President and Chief Operating Officer for the private company La Camera Inc. that is currently exploring in Mexico. Mr. Thibault has a B.Sc. (Mining Engineering) from Queen’s University and is fluent in English, Spanish and French.

Patrick Downey, Director

Mr. Downey has been President, Chief Executive Officer, and director of Aura Minerals, Inc. (TSX: ORA), a TSX-listed company that is actively exploring and developing properties in Brazil, since April 4, 2007 and has over 25 years of international experience in the resource industry. Mr. Downey was President, Chief Executive Officer and director of Viceroy Exploration Ltd. prior to its acquisition by Yamana Gold Inc. in 2006 for CDN$600 million. Prior to that, he was President of Consolidated Trillion Resources Ltd. and Oliver Gold Corporation, where he negotiated the successful merger to form Canico Resource Corp., which was purchased in 2006 by Companhia Vale do Rio Doce for over $800 million. He has held senior engineering positions at several large-scale gold mining operations and has also held operating positions at several mining projects for Anglo American Corporation in South Africa. Mr. Downey is also a director of Mundoro Mining Inc., Corex Gold Corporation (TSX-V: CGE), Magnum Uranium Corp., and Zoloto Resources (TSX-V: ZR), and Novagold Resources Inc. (TSX & NYSE Alternext: NG).

Executive Officers

Our executive officers are appointed by our board of directors and serve at the pleasure of our board of directors.

The names of our executive officers, their ages, positions held, and durations of such and a brief description of the backgrounds and business experiences for the past five years are as follows:

Name	Position Held with Our Company	Age	Date First Elected or Appointed
Kenneth Hicks	Director, Chairman of the Board, President, Secretary and Treasurer	50	February 11, 2004
Mark Vanry	Executive Vice President of Corporate Development	41	July 14, 2009
Valerie Helsing	Chief Financial Officer	60	July 15, 2009
Orlando Rionda(1)	Legal Representative	44	June 1, 2005

(1)

Mr. Rionda is not technically a director or executive officer of our company but the nature of his position as our legal representative in Argentina charges him with responsibility for interaction with government officials, drilling companies, our local lawyers and others, which frequently requires that he exercise judgment and make decisions that might usually be considered and decided by executive level officers. For this reason, we believe that he is deemed to be an executive officer of our company and we have included disclosure about him in this discussion.

Kenneth Hicks, Director, Chairman of the Board, President, Secretary and Treasurer

For information regarding Kenneth Hicks, see “Nominees” above.

Mark Vanry, Executive Vice President of Corporate Development

Most recently, Mr. Vanry spent five years as Managing Director and Head of Equity Sales for Canaccord Adams. Under his leadership, Canaccord Adams became the number one investment dealer for distribution of Canadian equity and equity-linked products to European Investors. Prior to that, he was Vice President of US Equity Sales for Raymond James Ltd., also based in London. In addition, Mr. Vanry’s background includes work as Vice President of Equity Sales for Goepel McDermid (now Raymond James Canada) and as an Associate in Scotiabank International’s Latin American banking group. He holds an MBA from the Richard Ivey School of Business at the University of Western Ontario and a BA from the University of British Columbia.

Valerie Helsing, Chief Financial Officer

Ms. Helsing is a Certified Public Accountant (California) and a Certified Management Accountant (British Columbia) with over 20 years public practice experience in Canada and the US. For the past nine years - until May of 2009 - Ms. Helsing has been advising U.S. and Canadian companies on finance and regulatory matters. From 1997 until 2000, she was a senior manager with the international accounting firm of BDO Seidman, LLP in Los Angeles and from 1984 until 1997 she worked at BDO Dunwoody in Vancouver office as a senior manager.

Ms. Helsing received her CPA designation in 2001, her CMA designation in 1996 and holds a BA in economics and commerce from Simon Fraser University (1979).

Orlando Rionda, Legal Representative

Mr. Rionda began working with our company as our project coordinator and field manager in Argentina in March of 2004. He is currently our ‘legal representative’ in Argentina, and is responsible for many of the day-to-day decisions that our company must make at a local level about our presence in Argentina. From 2002 until March of 2004, he worked as an independent contractor on various hydrological projects in Argentina and Chile. From January 1999 through December, 2001, he served as a logistical supervisor for Falcon Drilling Ltd. in Argentina for various diamond drilling projects, including Gualcamayo, Diabillios, San Simon and Mina La Mejicana.

Mr. Rionda has completed various post-secondary courses in hydrochemistry.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

We know of no material proceedings in which any director, officer, or any associate of any such director or officer is a party adverse to our company or any of our subsidiaries or has a material interest adverse to our company or any of our subsidiaries.

Our directors or and executive officers have not been involved in any of the following events during the past five years:

  any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

  any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

  being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

  being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Corporate Governance

Public Availability of Corporate Governance Documents

Our key corporate governance documents, including our Code of Ethics and the charters of our audit committee, compensation committee and nominating committee are:

  available on our corporate website;

  available in print to any stockholder who requests them from our President; and

  certain of them are filed as exhibits to our securities filings with the SEC.

Code of Ethics

Our board of directors has established a Code of Ethics and Business Conduct of Officers, Directors and Employees which applies to all of our officers, directors and employees. The Code of Ethics is intended to meet the requirements for a code of ethics under the Sarbanes-Oxley Act of 2002, or “SOX”, and under the policies of the TSX Venture Exchange, a Canadian stock exchange, and is specifically applicable to our principal executive officer, principal financial and accounting officer and controller or persons performing similar functions. Among other matters, the Code of Ethics is designed to deter wrongdoing and to promote:

  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  ethical and fair dealing with our financial institutions, suppliers, vendors, competitors, agents and employees;

  full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

  compliance with applicable governmental laws, rules and regulations;

  lawful and ethical conduct when dealing with public officials and government entities;

  prompt internal reporting of violations of the Code of Ethics to appropriate persons identified in the code; and

  accountability for adherence to the Code of Ethics.

Waivers to the Code of Ethics may be granted only by our full board of directors. In the event that our board of directors grants any waiver of the elements listed above to any of our directors or officers, we expect to announce the waiver within four business days on the corporate governance section of our website at www.argentexmining.com.

Meetings

During the fiscal year ended January 31, 2009, our board of directors held at least two meetings and each director attended all of the meetings of our board of directors and the committees upon which such member served.

It is our policy to invite directors to attend the annual meeting of stockholders. Four directors attended our annual meeting of stockholders held on September 10, 2008.

Committees of the Board of Directors

Our board of directors has four (4) standing committees: the audit committee, the compensation committee, the nominating committee and the disclosure committee.

Audit Committee	Compensation	Nominating Committee	Disclosure Committee
Committee
Jenna Hardy*	Rick Thibault*	Jenna Hardy*	Kenneth Hicks
Rick Thibault	Jenna Hardy	Rick Thibault	Jenna Hardy
Colin Godwin

                        *Indicates the chair of the committee.

Audit Committee and Audit Committee Financial Expert

Effective March 31, 2006, our board of directors created an audit committee and adopted an audit committee charter. On that same date we appointed Jenna Hardy, Richard Thibault and Colin Godwin as members of our audit committee. However, our board of directors has determined that we do not have a member of our audit committee that qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. All of the members of our audit committee are “independent” under TSX Venture Exchange and SEC independence standards. We do not have an audit committee financial expert because we believe that the members of our audit committee are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting.

Our audit committee operates pursuant to a written charter adopted by our board of directors, a copy of which is on the corporate governance section of our website at www.argentexmining.com. Among other things, the charter calls upon the audit committee to:

  oversee our auditing, accounting and control functions, including having primary responsibility for our financial reporting process;

  monitor the integrity of our financial statements to ensure the balance, transparency and integrity of published financial information;

  monitor our outside auditors’ independence, qualifications and performance;

  monitor our compliance with legal and regulatory requirements; and

  monitor the effectiveness of our internal controls and risk management system.

It is not the duty of our audit committee to determine that our financial statements are complete and accurate and in accordance with generally accepted accounting principles. Our management is responsible for preparing our financial statements, and our independent registered public accounting firm is responsible for auditing those financial statements. Our audit committee does, however, consult with management and our independent registered public accounting firm prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. In addition, our audit committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm and approving professional services provided by them.

Our audit committee conducted one meeting during the year ended January 31, 2009.

Audit Committee Report

Our audit committee oversees our financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls.

Our audit committee has reviewed and discussed the audited financial statements for the year ended January 31, 2009 with management.

Our audit committee has discussed with Morgan & Company, Chartered Accountants, our independent registered public accounting firm for the year ended January 31, 2009, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380) as adopted by the Public Accounting Oversight Board in Rule 3200T.

Our audit committee has received written disclosures and the letter from Morgan & Company required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) as adopted the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with Morgan & Company its independence.

Based on the reviews and discussions referred to above, our audit committee recommended to our board of directors that the audited financial statements referred to above to be included in our annual report on Form 10-K for the year ended January 31, 2009 for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Jenna Hardy	Richard Thibault	Colin Godwin

The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of our company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

Effective March 31, 2006, our board of directors created a compensation committee. Our board of directors adopted a compensation committee charter and appointed Richard Thibault and Jenna Hardy as members of our compensation committee. Our board of directors has determined that all of the compensation committee members qualify as:

  “independent” under TSX Venture Exchange and SEC independence standards; and

  “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934.

Our compensation committee operates pursuant to a written charter adopted by our board of directors, a copy of which is available on the corporate governance section of our website at www.argentexmining.com. Among other things, the charter calls upon the compensation committee to:

  determine our compensation policy and all forms of compensation for our officers and directors;

  review bonus and stock and incentive compensation arrangements for our other employees; and

  administer our stock option plan.

During the year ended January 31, 2009, our compensation committee had five meetings.

Nominating Committee

Effective March 31, 2006, our board of directors created a nominating committee. Our board of directors adopted a nominating committee charter and appointed Jenna Hardy and Richard Thibault as members of our nominating committee. Our board of directors has determined that all members of the nominating committee qualify as “independent” under TSX Venture Exchange and SEC independence standards.

Our nominating committee operates pursuant to a written charter adopted by our board of directors, a copy of which is available on the corporate governance section of our website at www.argentexmining.com. Among other things, the charter calls upon our nominating committee to:

  oversee our director nomination functions;

  develop criteria for selecting new directors and to identify individuals qualified to become members of our board of directors and members of the various committees of our board of directors;

  recommend director nominees to our board of directors for election at the annual meeting of stockholders; and

  consider any nominations for directors validly made by our stockholders.

During the year ended January 31, 2009, our nominating committee had one meeting.

Director Independence

Under NASDAQ Rule 5605(a)(2), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. All of our current directors except for Kenneth Hicks, our President, are independent as that term is defined by NASDAQ Rule 5605(a)(2).

Stockholder Communications with Our Board of Directors

We do not have a formal procedure for stockholder communication with our board of directors. In general, members of our board of directors and executive officers are accessible by telephone or mail. Any matter intended for our board of directors, or for any individual member or members of our board of directors, should be directed to our President with a request to forward the communication to the intended recipient.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended January 31, 2009, all filing requirements applicable to our executive officers, directors and persons who beneficially own more than 10% of our common stock were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Kenneth Hicks	1(2)	2(2)	Nil
Colin Godwin	1(2)	2(2)	Nil
Patrick Downey	2(1)(2)	5(1)(2)	Nil
Jenna Hardy	1(2)	2(2)	Nil
Richard Thibault	1(2)	2(2)	Nil

(1)	The named executive officer, director or greater than 10% stockholder, as applicable, filed a late Form 3 - Initial Statement of Beneficial Ownership of Securities.

(2)	The named executive officer, director or greater than 10% stockholder, as applicable, filed a late Form 4 – Statement in Changes of Beneficial Ownership.

Executive Compensation

The following table sets forth all compensation received during the years ended January 31, 2009 and January 31, 2008 by our Chief Executive Officer, Chief Financial Officer and each of the other most highly compensated executive officers whose total compensation exceeded $100,000 in such fiscal year. These officers are referred to as the “named executive officers” in this proxy statement.

Summary Compensation

The following table provides a summary of the compensation received by the persons set out therein for each of our last two fiscal years:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensa- tion ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensa -tion ($)	Total ($)
Kenneth Hicks Chairman of the Board, President, Secretary and Treasurer	2009 2008	Nil Nil	Nil Nil	Nil Nil	Nil 712,000	Nil Nil	Nil Nil	115,908 113,921	115,908 825,921
Hamish Malkin Chief Financial Officer	2009 2008	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	32,197 31,645	32,197 31,645

Executive Officer Compensation

On April 13, 2007, we entered into a consulting agreement with Frontera Geological Services Ltd., a company that is wholly-owned by our President, Kenneth Hicks. Under the agreement, Frontera Geological Services Ltd. agreed to make Mr. Hicks available to us on substantially a full-time basis (approximately 80% of his working hours) to serve as our President for a term of two years from the date of the agreement. In exchange, we agreed to pay a fee to Frontera Geological Services Ltd. consisting of cash in the amount of approximately $7,684 (CDN$9,000) per month and we agreed to issue to Mr. Hicks 900,000 non-transferable share purchase warrants. We issued these share purchase warrants on April 14, 2009. Each share purchase warrant entitles Mr. Hicks to purchase one common share of our company at an exercise price of $1.25 until April 12, 2012. If (a) during the period beginning on April 13, 2007 and expiring on April 13, 2008, our income was equal to or greater than $5,000,000 from all sources (including revenue from operations, sale of properties or any interest therein, sale of equity and similar income but excluding income from the sale of debt securities), or (b) during the period beginning on April 13, 2007 and expiring on April 13, 2009, the average price for one of our common shares on any single market for 20 consecutive trading-days equaled or exceeded $3.00 then, in either of such events, we agreed to issue to Mr. Hicks, as an incentive bonus, 250,000 of our common shares. Mr. Hicks is currently entitled to receive these common shares because the condition stated in subparagraph (a) above was met, but these common shares have not yet been issued. The term of this agreement commenced on April 13, 2007 and expired April 13, 2009, but the agreement provided for an automatic renewal for an additional term of two years unless either party gave notice to the other party that it did not wish to renew. Prior to the expiration of the original term, Mr. Hicks, acting on behalf of Frontera, gave notice that he desired to renegotiate the terms of his compensation.

On September 1, 2009, with retroactive effect to August 1, 2009, we entered into a new consulting agreement with Frontera Geological Services Ltd. and Mr. Hicks pursuant to which Frontera Geological Services Ltd. agreed to cause Kenneth Hicks to provide, among other things, services to our company consistent with those ordinarily provided by a Chief Executive Officer, including the duties and responsibilities set out at schedule A to the consulting agreement and we agreed, among other things, to (i) pay Frontera Geological Services Ltd. a monthly cash fee of CDN$12,500; (ii) grant Mr. Hicks options to purchase 100,000 shares of our common stock at an exercise price equal to the closing price, last sale of the day, on the OTC Bulletin Board on the date the options were granted and with a term of three years from the date of grant; and (iii) pay incentive bonuses upon the occurrence of specified milestones.

Under the consulting agreement, we will be required to pay an incentive bonus to Mr. Hicks upon the occurrence of each of five milestones referred to as (1) a financing event (there are two possible financing events), (2) the superior financing event, (3) the technical event and (4) the trading event.

A financing event will occur if, during the period beginning on August 1, 2009 and expiring on August 1, 2010, (i) we receive gross proceeds from the sale of equity equal to or greater than an aggregate of $6,000,000, or (ii) we receive gross proceeds from the sale of equity equal to or greater than an aggregate of $4,500,000 if the average price of the equity sold is equal to or greater than $1.00 per share. Upon occurrence of either financing event, Mr. Hicks will earn a cash incentive bonus equal to “X” multiplied by “Y”, where “X” is equal to the closing price (last sale of the day on the TSX Venture Exchange or the OTC Bulletin Board, whichever is then our principal trading market) for one share of our common stock on the last day of the period during which a financing event occurs and “Y” is 250,000. By way of example, if at the time a financing event occurs the OTC Bulletin Board is our principal trading market and the closing price for one of our common shares on that day on the OTC Bulletin Board was U.S. $1.00, then the amount of the incentive bonus payable upon the occurrence of that financing event would be U.S. $250,000.

The superior financing event will occur if, during the period beginning on August 1, 2009 and expiring on August 1, 2010, we are able to raise $4,500,000 or more from the sale of shares of our common stock or warrants at an average price of at least $1.50 per share. Upon the occurrence of the superior financing event, Mr. Hicks will earn, in addition to any other cash incentive bonus provided for upon the occurrence of any other milestone, a cash incentive bonus equal to “X” multiplied by “Y”, where “X” is equal to the closing price (last sale of the day on the TSX Venture Exchange or the OTC Bulletin Board, whichever is then our principal trading market) for one share of our common stock on the last day of the period during which a financing event occurs and “Y” is 150,000. By way of example, if at the time the superior financing event occurs the OTC Bulletin Board is our principal trading market and the closing price for one of our common shares on that day on the OTC Bulletin Board was U.S. $1.00, then the amount of the incentive bonus payable upon the occurrence of the superior financing event would be U.S. $150,000.

The technical event will occur if, during the period beginning on August 1, 2009 and expiring on August 1, 2010, both a resource estimate and a complete and positive scoping study on our Pinguino property are completed. In order to qualify, the positive scoping study must include recommendations for how to proceed forward on the technical side of the development for mining purposes of the Pinguino property. Upon the occurrence of the technical event, Mr. Hicks will earn a cash incentive bonus equal to “X” multiplied by “Y”, where “X” is equal to the closing price (last sale of the day on the TSX Venture Exchange or the OTC Bulletin Board, whichever is then our principal trading market) for one share of our common stock on the day the technical event occurs and “Y” is 150,000. By way of example, if at the time the technical event occurs the OTC Bulletin Board is our principal trading market and the closing price for one of our common shares on that day on the OTC Bulletin Board was U.S. $1.00, then the amount of the incentive bonus payable upon the occurrence of the technical event would be U.S. $150,000.

The trading event will occur if, during the period beginning on August 1, 2009 and expiring on August 1, 2010, the average price for our common shares equals or exceeds $3.00 for 20 consecutive trading days. Upon the occurrence of the trading event, Mr. Hicks will earn a cash incentive bonus equal to “X” multiplied by “Y”, where “X” is equal to the closing price (last sale of the day on the TSX Venture Exchange or the OTC Bulletin Board, whichever is then our principal trading market) for one share of our common stock on the last day of the period during which a trading event occurs and “Y” is 250,000. By way of example, if at the time the trading event occurs the OTC Bulletin Board is our principal trading market and the closing price for one of our common shares on that day on the OTC Bulletin Board was U.S. $1.00, then the amount of the incentive bonus payable upon the occurrence of the trading event would be U.S. $250,000.

Mr. Hicks is required to deduct from the gross amount of any incentive bonus an amount sufficient to satisfy his liability for any income tax due in respect of the incentive bonus and he is required to apply the balance of the amount of that incentive bonus to the purchase, in a private placement at the market price prevailing on the date the incentive bonus is earned, of shares of our common stock.

By its terms, the consulting agreement is subject to the approval of our stockholders and the approval of or acceptance by the TSX Venture Exchange. See “Proposal 3 Ratification of the Consulting Agreement with Frontera Geological Services Ltd. and Kenneth Hicks” for more information about our consulting agreement with Frontera Geological Services Ltd. and Mr. Hicks.

On April 13, 2007, we issued 900,000 share purchase warrants to Mr. Hicks as required by the consulting agreement that we entered into on April 13, 2007. On July 5, 2005, we granted to Mr. Hicks 500,000 options to purchase shares of our common stock at an exercise price of $0.50 per share expiring on June 26, 2015. The exercise price of these options was reduced to $0.25 on December 13, 2005. Also on July 5, 2005, we granted Mr. Hicks 500,000 options to purchase shares of our common stock at an exercise price of $0.10 per share expiring on June 26, 2015. The exercise price of these options was increased to $0.25 on December 13, 2005. On February 7, 2006 we granted to Mr. Hicks 200,000 options to purchase shares of our common stock at an exercise price of $0.49 per share expiring on February 7, 2011. On February 10, 2009 we granted to Mr. Hicks 750,000 options to purchase shares of our common stock at an exercise price of $0.37 per share expiring on February 10, 2014.

On May 5, 2006 we issued 200,000 shares of our common stock to Mr. Hicks upon the exercise of options. The options were exercisable at an exercise price of $0.25 per share. On March 12, 2007, Mr. Hicks exercised 418,395 options that were exercisable at an exercise price of $0.25 per share and, accordingly, we issued 418,395 shares of our common stock. Payment for the exercise of 376,739 of 418,395 options was made by applying the outstanding balance of a debt due from our company to Mr. Hicks evidenced by a promissory note made by our company on July 1, 2006. At the date of exercise, we owed Mr. Hicks principal and accrued interest of approximately $94,184.93 (CDN$104,175.34) . This promissory note has now been cancelled. Payment for the balance of 418,395 options was made by applying $10,414 due to Mr. Hicks for reimbursable expenses. On April 2, 2007, Mr. Hicks exercised 248,271 options and, accordingly, we issued 248,271 shares of our common stock to Mr. Hicks. Of the 248,271 options, 48,271 had an exercise price of $0.25 per share and 200,000 had an exercise price of $0.49 per share. Except with respect to the 750,000 options granted to Mr. Hicks on February 10, 2009, all of the remaining options owned by Mr. Hick have vested. On March 20, 2009, Mr. Hicks exercised 120,000 options to purchase shares of our common stock at an exercise price of $0.25 per share and, accordingly, we issued 120,000 common shares to him for gross proceeds of $30,000. On April 7, 2009, Mr. Hicks exercised 80,000 options to purchase shares of our common stock at an exercise price of $0.25 per share and, accordingly, we issued 80,000 shares of our common stock to him for gross proceeds of $20,000.

On September 2, 2009, as required by the terms of our consulting agreement with him, we granted options to Mr. Hicks to purchase 100,000 shares of our common stock at an exercise price of $0.675 per share, exercisable until September 1, 2012. The options vest in four installments of 25,000 shares, the first of which will vest March 2, 2010, the second of which will vest June 2, 2010, the third of which will vest September 2, 2010 and the fourth of which will vest March 2, 2011.

In March of 2006, we entered into a written consulting agreement with Hamish Malkin dated as of November 1, 2005. This written agreement confirmed the terms of our oral agreement with Mr. Malkin dated on or about November 1, 2005, whereby he agreed to act as our Chief Financial Officer and we agreed to pay him a consulting fee of approximately $1,039 (CDN $1,200) per month during the months of November and December of 2005 and a consulting fee of approximately $2,500 (CDN $2,500) per month for each month during calendar year 2006. In this agreement, we also agreed to grant to Mr. Malkin options to purchase an aggregate of 200,000 shares of our common stock at an exercise price of $0.25 per share. Although this written agreement had expired, Mr. Malkin continued to act as our Chief Financial Officer (and our principal accounting and financial officer) and we continued to pay Mr. Malkin a cash consulting fee for those services until August 31, 2009. Mr. Malkin resigned as our Chief Financial Officer effective July 15, 2009. As required by our written agreement with him, on December 13, 2005, we issued options to purchase 200,000 shares of our common stock to Mr. Malkin at an exercise price of $0.25 per share. As a result of his resignation effective July 15, 2009, these options will expire September 30, 2009.

Our subsidiary, SCRN Properties Ltd., employs Orlando Rionda as its full-time legal representative in Argentina. Mr. Rionda performs administrative tasks on a full-time basis and looks after our local claims management, accounting, field logistical support, legal administration, field staffing and other matters in Argentina. Until June,

2008, our subsidiary paid Mr. Rionda at a rate of $75 per day for each day worked in the office and $150 per day for each work day spent in the field. Since June, 2008, our subsidiary has paid him $2,500 per month. In addition to this compensation, on December 7, 2006, we awarded to Mr. Rionda an incentive bonus in the form of 15,000 shares of our common stock and, on May 11, 2007, we awarded to Mr. Rionda an additional incentive bonus in the form of 35,000 shares of our common stock. On June 27, 2005, we granted to Mr. Rionda 50,000 options to purchase shares of our common stock at an exercise price of $0.25 per share. These options have all vested and expire on June 26, 2010. On March 10, 2006, we granted to Mr. Rionda 50,000 options to purchase shares of our common stock at an exercise price of $0.62 per share. These options have all vested and expire on March 10, 2010.

On July 14, 2009, we appointed Mark Vanry as Executive Vice President of Corporate Development and entered into a consulting agreement with 0845557 B.C. Ltd. and Mark Vanry. 0845557 B.C. Ltd. is a company owned and controlled by Mr. Vanry. Pursuant to the consulting agreement, 0845557 B.C. Ltd. agreed to cause Mark Vanry to provide, among other things, services to our company consistent with those ordinarily provided by an Executive Vice President of Corporate Development including the duties and responsibilities set out at schedule A to the consulting agreement and we agreed, among other things, to (i) pay 0845557 B.C. Ltd. a monthly cash fee of CDN$12,500; (ii) grant Mr. Vanry options to purchase 1,000,000 shares of our common stock at an exercise price equal to the closing price, last sale of the day, on the OTC Bulletin Board on the date the options were granted and with a term of three years from the date of grant; and (iii) pay incentive bonuses upon the occurrence of specified milestones.

Under the consulting agreement, we will be required to pay an incentive bonus to Mr. Vanry upon the occurrence of each of four milestones referred to as (1) a financing event (there are two possible financing events), (2) the superior financing event and (3) the trading event.

A financing event will occur if, during the period beginning on July 14, 2009 and expiring on July 14, 2010, (i) we receive gross proceeds from the sale of equity equal to or greater than an aggregate of $6,000,000, or (ii) we receive gross proceeds from the sale of equity equal to or greater than an aggregate of $4,500,000 if the average price of the equity sold is equal to or greater than $1.00 per share. Upon occurrence of either financing event, Mr. Vanry will earn a cash incentive bonus equal to “X” multiplied by “Y”, where “X” is equal to the closing price (last sale of the day on the TSX Venture Exchange or the OTC Bulletin Board, whichever is then our principal trading market) for one share of our common stock on the last day of the period during which a financing event occurs and “Y” is 250,000. By way of example, if at the time a financing event occurs the OTC Bulletin Board is our principal trading market and the closing price for one of our common shares on that day on the OTC Bulletin Board was U.S. $1.00, then the amount of the incentive bonus payable upon the occurrence of that financing event would be U.S. $250,000.

The superior financing event will occur if, during the period beginning on July 14, 2009 and expiring on July 14, 2010, we are able to raise $4,500,000 or more from the sale of shares of our common stock or warrants at an average price of at least $1.50 per share. Upon the occurrence of the superior financing event, Mr. Vanry will earn, in addition to any other cash incentive bonus provided for upon the occurrence of any other milestone, a cash incentive bonus equal to “X” multiplied by “Y”, where “X” is equal to the closing price (last sale of the day on the TSX Venture Exchange or the OTC Bulletin Board, whichever is then our principal trading market) for one share of our common stock on the last day of the period during which a financing event occurs and “Y” is 150,000. By way of example, if at the time the superior financing event occurs the OTC Bulletin Board is our principal trading market and the closing price for one of our common shares on that day on the OTC Bulletin Board was U.S. $1.00, then the amount of the incentive bonus payable upon the occurrence of the superior financing event would be U.S. $150,000.

The trading event will occur if, during the period beginning on July 14, 2009 and expiring on July 14, 2010, the average price for our common shares equals or exceeds $3.00 for 20 consecutive trading days. Upon the occurrence of the trading event, Mr. Vanry will earn a cash incentive bonus equal to “X” multiplied by “Y”, where “X” is equal to the closing price (last sale of the day on the TSX Venture Exchange or the OTC Bulletin Board, whichever is then our principal trading market) for one share of our common stock on the last day of the period during which a trading event occurs and “Y” is 250,000. By way of example, if at the time the trading event occurs the OTC Bulletin Board is our principal trading market and the closing price for one of our common shares on that day on the OTC Bulletin Board was U.S. $1.00, then the amount of the incentive bonus payable upon the occurrence of the trading event would be U.S. $250,000.

Mr. Vanry is required to deduct from the gross amount of any incentive bonus an amount sufficient to satisfy his liability for any income tax due in respect of the incentive bonus and he is required to apply the balance of the amount of that incentive bonus to the purchase, in a private placement at the market price prevailing on the date the incentive bonus is earned, of shares of our common stock.

By its terms, the consulting agreement is subject to the approval of our stockholders and the approval of or acceptance by the TSX Venture Exchange. See “Proposal 4 Ratification of the Consulting Agreement with 0845557 B.C. Ltd. and Mark Vanry” for more information about our consulting agreement with 0845557 B.C. Ltd. and Mr. Vanry.

On July 14, 2009, as required by the terms of our consulting agreement with him, we granted options to Mr. Vanry to purchase 1,000,000 shares of our common stock at an exercise price of $0.60 per share, exercisable until July 14, 2012. The options vest in four installments of 250,000 shares, the first of which will vest January 14, 2010, the second of which will vest April 14, 2010, the third of which will vest July 14, 2010 and the fourth of which will vest January 14, 2011.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding the outstanding equity awards held by each of the named executive officers as of January 31, 2009.

OPTION AWARDS						STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
Kenneth Hicks	333,334	N/A	333,334	$0.25	Jun 26/15	Nil	Nil	Nil	Nil
Hamish Malkin	200,000	N/A	200,000	$0.25	Dec 13/09(1)	Nil	Nil	Nil	Nil

(1)	Mr. Malkin resigned as our Chief Financial Officer effective July 15, 2009. As a result, these options will expire September 30, 2009.

Aggregated Option Exercises

There were no options exercised by any officer or director of our company during the fiscal year ended January 31, 2009.

Long-Term Incentive Plan

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers may receive stock options at the discretion of our compensation committee and our board of directors.

Other than our 2005 Stock Option Plan, our 2007 Stock Option Plan and Mr. Hicks’ and Mr. Vanry’s incentive bonuses, we do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers.

Other than the provisions of the consulting agreements with Mr. Hicks and Mr. Vanry described below, we have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement or change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

Our consulting agreement with Mr. Hicks provides that the consulting agreement will be terminated without cause by our company, upon payment by our company to Frontera Geological Services Ltd. of a lump sum equal to a monthly cash fee of CDN$12,500 (plus value added taxes) for any of (i) six months, (ii) the remainder of term of the consulting agreement or (iii) two months for each year that Mr. Hicks has provided services to our company since February 2004, whichever is greater, and issuance of the incentive shares, if earned, prior to the date of termination. Furthermore, our consulting agreement with Mr. Hicks provides that upon termination of the consulting agreement for any reason, we must immediately pay to Frontera Geological Services Ltd. all accrued and unpaid portions of a monthly cash fee of CDN$12,500 due up to the date of termination, as well as any expenses properly incurred prior to the date of termination. Furthermore, if, within 60 days of the occurrence of a change of control, Frontera Geological Services Ltd. resigns from our company or we terminate the consulting agreement for any reason other than for cause, we must pay a lump sum equal to a monthly cash fee of CDN$12,500 (plus value added taxes) for any of (i) six months, (ii) the remainder of term of the consulting agreement or (iii) two months for each year that Mr. Hicks has provided services to our company since February 2004, whichever is greater, to Frontera Geological Services Ltd.

Our consulting agreement with Mr. Vanry provides that if we terminate the consulting agreement upon delivering notice of termination to 0845557 B.C. Ltd. within 90 days of July 14, 2009, we are only liable for all accrued and unpaid portions of a monthly cash fee of CDN$12,500 due up to the date of termination, as well as any expenses properly incurred prior to the date of termination. Furthermore, our consulting agreement with Mr. Vanry provides that the consulting agreement will be terminated without cause by our company, upon payment by our company to 0845557 B.C. Ltd. of a lump sum equal to a monthly cash fee of CDN$12,500 (plus value added taxes) for either (i) six months or (ii) the remainder of term of the consulting agreement, whichever is greater, and payment of any incentive bonus, if earned, prior to the date of termination. Furthermore, our consulting agreement with Mr. Vanry provides that upon termination of the consulting agreement for any reason, we must immediately pay to 0845557 B.C. Ltd. all accrued and unpaid portions of a monthly cash fee of CDN$12,500 due up to the date of termination, as well as any expenses properly incurred prior to the date of termination. Furthermore, if, within 60 days of the occurrence of a change of control, 0845557 B.C. Ltd. resigns from our company or we terminate the consulting agreement for any reason other than for cause, we must pay a lump sum equal to a monthly cash fee of CDN$12,500 (plus value added taxes) for either (i) six months or (ii) the remainder of term of the consulting agreement, whichever is greater, to 0845557 B.C. Ltd.

Directors Compensation

We reimburse our directors for expenses incurred in connection with attending board meetings. We have not paid any director’s fees or other cash compensation for services rendered as a director during the fiscal year ended January 31, 2009.

Other than as previously mentioned, we have no formal plan for compensating our directors for their service in their capacity as directors, although our directors could in the future receive stock options to purchase common shares if any are awarded by our board of directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

Securities Authorized for Issuance Under Equity Compensation Plans

We have no long-term incentive plans other than the stock option plans described below.

Stock Option Plans

On February 16, 2005 our board of directors approved our 2005 Incentive Stock Plan, or 2005 Incentive Plan. Under the 2005 Incentive Plan, options may be granted only to our directors, officers, employees and consultants as determined by our board of directors. Pursuant to the plan, we reserved for issuance 2,500,000 shares of our common stock. As at January 31, 2009, there were 10,000 shares of our common stock still available for future grant under the plan.

On November 10, 2007, our directors adopted our 2007 Stock Option Plan. Our 2007 Stock Option Plan permits our company to issue up to 5,662,310 shares of our common stock to directors, officers, employees and consultants of our company. The form of the 2007 Stock Option Plan has been approved by the TSX Venture Exchange and our stockholders.

On November 13, 2007, we issued 100,000 stock options to a member of our advisory board. These options were issued pursuant to our 2007 Stock Option Plan with an exercise price of $1.13 per share and a term of five (5) years.

On October 28, 2008, we issued stock options to one of our consultants to purchase 150,000 shares of our common stock. These options were granted pursuant to our 2007 Stock Option Plan with an exercise price of $0.35 per share and a term of five years.

On February 10, 2009, we granted stock options to three of our directors, two employees and one investor relations consultant to purchase an aggregate of 1,385,000 shares of our common stock at an exercise price of $0.37 per share, for a term expiring February 10, 2014. The options will vest in four installments over a one-year period, with each installment equal to 25% of the total number of options granted to each optionee.

On July 14, 2009, we granted options to Mark Vanry to purchase 1,000,000 shares of our common stock at an exercise price of $0.60 per share, exercisable until July 14, 2012. The options vest in four installments of 250,000 shares, the first of which will vest January 14, 2010, the second of which will vest April 14, 2010, the third of which will vest July 14, 2010 and the fourth of which will vest January 14, 2011.

On September 2, 2009, we granted options to Kenneth Hicks to purchase 100,000 shares of our common stock at an exercise price of $0.675 per share, exercisable until September 1, 2012. The options vest in four installments of 25,000 shares, the first of which will vest March 2, 2010, the second of which will vest June 2, 2010, the third of which will vest September 2, 2010 and the fourth of which will vest March 2, 2011.

As of January 31, 2009, there were 5,412,310 shares of our common stock still available for future grant under the 2007 Stock Option Plan.

The following table summarizes certain information regarding our equity compensation plans as at January 31, 2009:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column)
2005 Stock Option Plan (an equity compensation plan not approved by security holders)	1,623,334	$0.48	10,000
2007 Stock Option Plan (an equity compensation plan approved by security holders)	250,000	$0.66	5,412,310
Total	1,853,334	$0.50	5,422,310

Transactions with Related Persons

Except as disclosed below, since the beginning of the year ended January 31, 2008, there have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years ($53,348) in which any of our directors, nominees for directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

On July 1, 2006, Mr. Hicks made a loan in the principal amount of CDN$100,000 to our company, which was evidenced by a demand promissory note bearing simple interest at six percent (6%) (this loan was repaid on March 12, 2007, when Mr. Hicks applied the balance owed as against the exercise price of options to purchase shares of our common stock).

In a private placement that closed on January 15, 2009, we sold to Mr. Hicks 750,000 units (with each unit consisting of one common share and one common share purchase warrant) at a price of $0.10 per unit for an aggregate purchase price of $75,000. Each unit warrant entitles the holder to purchase one additional common share for $0.15 until January 15, 2011. On June 5, 2009, Mr. Hicks exercised 300,000 of these warrants to purchase common shares at an exercise price of $0.15 and, accordingly, we issued 300,000 common shares to him for gross proceeds of $45,000.

Our subsidiary, SCRN Properties Ltd., employs Orlando Rionda as its full-time legal representative in Argentina. Mr. Rionda performs administrative tasks on a full-time basis and looks after our local mineral claims management, accounting, field logistical support, legal administration, field staffing and other matters in Argentina. Until June, 2008, our subsidiary paid Mr. Rionda at a rate of $75 per day for each day worked in the office and $150 per day for each work day spent in the field. Since June, 2008, our subsidiary has paid him $2,500 per month. On May 11, 2007, we awarded to Mr. Rionda an incentive bonus in the form of 35,000 shares of our common stock.

On November 13, 2007, we issued 100,000 options to Patrick Downey, who was then a member of our advisory board and who became one of our directors on September 10, 2008, pursuant to our 2007 Stock Option Plan with an exercise price of $1.13 per share. These options expire on November 13, 2012. In a private placement that closed on March 25, 2008, we sold 200,000 units to Mr. Downey at a purchase price of $1.25 per unit for gross proceeds of $250,000. Each unit consists of one common share and one-half of one non-transferable share purchase warrant exercisable at $1.60 until September 25, 2009. In a private placement that closed on January 15, 2009, we sold to Mr. Downey 200,000 units (with each unit consisting of one common share and one common share purchase warrant) at a price of $0.10 per unit for an aggregate purchase price of $20,000. Each unit warrant entitles the holder to purchase one additional common share for $0.15 until January 15, 2011. On February 10, 2009 we granted to Mr. Downey 200,000 options to purchase shares of our common stock at an exercise price of $0.37 per share expiring on February 10, 2014.

In a private placement that closed on January 15, 2009, we sold to Godwin Consultants Ltd, a corporation wholly-owned by Mr. Godwin and his wife, 50,000 units (with each unit consisting of one common share and one common share purchase warrant) at a price of $0.10 per unit for an aggregate purchase price of $5,000. Each unit warrant entitles the holder to purchase one additional common share for $0.15 until January 15, 2011.

In a private placement that closed on January 15, 2009, we sold to Ms Hardy 50,000 units (with each unit consisting of one common share and one common share purchase warrant) at a price of $0.10 per unit for an aggregate purchase price of $5,000. Each unit warrant entitles the holder to purchase one additional common share for $0.15 until January 15, 2011.

In a private placement that closed on January 15, 2009, we sold to Miriam Galey, Mr. Thibault’s wife, 75,000 units (with each unit consisting of one common share and one common share purchase warrant) at a price of $0.10 per unit for an aggregate purchase price of $7,500. Each unit warrant entitles the holder to purchase one additional common share for $0.15 until January 15, 2011. Finally, on February 10, 2009 we granted to Mr. Thibault 200,000 options to purchase shares of our common stock at an exercise price of $0.37 per share expiring on February 10, 2014.

In a private placement that closed on April 24, 2009, we sold 275,000 units to Mr. Vanry at a purchase price of $0.30 per unit for aggregate gross proceeds of approximately $82,500. Each unit consisted of one share of our common stock and one non-transferable unit warrant. Each unit warrant entitles the holder to purchase one additional share of our company’s common stock for a purchase price of $0.45 until April 24, 2011.

In a private placement that closed on May 22, 2009, we sold 434,782 units to Mr. Vanry at a purchase price of $0.345 per unit for gross proceeds of approximately $150,000. Each unit consisted of one share of our common stock and one non-transferable unit warrant. Each unit warrant entitles the holder to purchase one additional share of our company’s common stock for a purchase price of $0.45 until May 22, 2011.

Compensation for Executive Officers and Directors

For information regarding compensation for our executive officers and directors, see “Executive Compensation”, “Proposal 3 Ratification of the Consulting Agreement with Frontera Geological Services Ltd. and Kenneth Hicks” and “Proposal 4 Ratification of the Consulting Agreement with 0845557 B.C. Ltd. and Mark Vanry”.

Proposal 2
Ratification of the Continued Appointment of the Independent Registered Public Accounting Firm

Our board of directors is asking our stockholders to ratify the continued appointment of Morgan & Company, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending January 31, 2010.

Stockholder ratification of the continued appointment of Morgan & Company is not required under the Delaware corporate law, our bylaws or otherwise. However, our board of directors is submitting the continued appointment of Morgan & Company as our independent registered public accounting firm to our stockholders for ratification as a matter of good corporate governance practices. If our stockholders fail to ratify the continued appointment, our board of directors will reconsider whether or not to retain the firm. Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our stockholders.

Representatives of Morgan & Company are not expected to be present at the annual meeting. However, we will provide contact information for Morgan & Company to any stockholders who would like to contact the firm with questions.

Unless otherwise directed, the proxy holders will vote the proxies received by them for the ratification of the continued appointment of Morgan & Company as our independent registered public accounting firm for the fiscal year ending January 31, 2010.

Our board of directors recommends that you vote FOR the ratification of the continued appointment of Morgan & Company as our independent registered public accounting firm for the fiscal year ending January 31, 2010.

Fees Paid to Our Independent Registered Public Accounting Firm

Audit fees

The aggregate fees billed for the two most recently completed fiscal years ended January 31, 2009 and January 31, 2008 for professional services rendered by Morgan & Company for the audit of our annual consolidated financial statements, quarterly reviews of our interim consolidated financial statements and services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for these fiscal years were as follows:

	Year Ended January 31, 2009	Year Ended January 31, 2008
Audit Fees and Audit Related Fees	$49,400	$43,295
Tax Fees	$Nil	$Nil
All Other Fees	$Nil	$Nil
Total	$49,400	$43,295

In the above table, “audit fees” are fees billed by our company’s independent registered public accounting firm for services provided in auditing our company’s annual financial statements for the subject year. “Audit-related fees” are fees not included in audit fees that are billed by the independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit review of our company’s financial statements. “Tax fees” are fees billed by the independent registered public accounting firm for professional services rendered for tax compliance, tax advice and tax planning. “All other fees” are fees billed by the independent registered public accounting firm for products and services not included in the foregoing categories.

Our board of directors has considered the nature and amount of fees billed by Morgan & Company and believes that the provision of services for activities unrelated to the audit is compatible with maintaining the independence of Morgan & Company.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firm

Our audit committee pre-approves all services performed by Morgan & Company prior to Morgan & Company’s performance of such services. All of the above services were reviewed and pre-approved by our audit committee before those services were rendered.

Proposal 3
Ratification of the Consulting Agreement with
Frontera Geological Services Ltd. and Kenneth Hicks

Our board of directors is asking our stockholders to ratify the consulting agreement dated as of August 1, 2009 between our company, Kenneth Hicks, our President and director, and Frontera Geological Services Ltd. and, in particular, the terms of Sections 3.3 and 3.4 of that consulting agreement, which provide for the payment of incentive bonuses and the investment of the net proceeds of any incentive bonus into our company by way of a private placement at the then current market price.

On September 1, 2009, with retroactive effect to August 1, 2009, we entered into a new consulting agreement with Frontera Geological Services Ltd. and Mr. Hicks. By its terms, the consulting agreement is subject to the approval of our stockholders and the approval of or acceptance by the TSX Venture Exchange. The TSX Venture Exchange, a stock exchange on which our common stock is listed, has required that we obtain a stockholder approval of the provisions relating to bonus payments, as they can, if triggered, result in the issuance of shares for which there is no policy of the TSX Venture Exchange in place.

Our board of directors recommends that you vote FOR the ratification of the consulting agreement dated as of August 1, 2009 between our company, Kenneth Hicks, our President and director, and Frontera Geological Services

Ltd. and, in particular, the terms of Sections 3.3 and 3.4 of that consulting agreement, which provide for the payment of incentive bonuses and the investment of the net proceeds of any incentive bonus into our company by way of a private placement at the then current market price.

Description of Our Consulting Agreement dated as of August 1, 2009 with Frontera Geological Services Ltd. and Kenneth Hicks

The following is a description of the material terms of our new consulting agreement with Frontera Geological Services Ltd. and Mr. Hicks. Please see Schedule “A” for the full text of the consulting agreement.

Consulting Services

Pursuant to the consulting agreement dated as of August 1, 2009, Frontera Geological Services Ltd. agreed to cause Kenneth Hicks to provide, among other things, services to our company consistent with those ordinarily provided by a Chief Executive Officer, including the duties and responsibilities set out at schedule A to the consulting agreement.

During the term of the consulting agreement, we agreed to nominate Mr. Hicks for election as a director at all meetings of stockholders held for the purpose of election of directors. Any compensation to be paid to either Mr. Hicks or Frontera Geological Services Ltd. was agreed to be negotiated separately from, and be in addition to, the compensation to be paid to Frontera Geological Services Ltd. pursuant to the consulting agreement.

Remuneration

In consideration of the consulting services, we agreed, among other things, to (i) pay Frontera Geological Services Ltd. a monthly cash fee of CDN$12,500; (ii) grant Mr. Hicks options to purchase 100,000 shares of our common stock at an exercise price equal to the closing price, last sale of the day, on the OTC Bulletin Board on the date the options were granted and with a term of three years from the date of grant; and (iii) pay incentive bonuses upon the occurrence of specified milestones.

Options

On September 2, 2009, as required by the terms of our consulting agreement with him, we granted options to Mr. Hicks to purchase 100,000 shares of our common stock at an exercise price of $0.675 per share, exercisable until September 1, 2012. The options vest in four installments of 25,000 shares, the first of which will vest March 2, 2010, the second of which will vest June 2, 2010, the third of which will vest September 2, 2010 and the fourth of which will vest March 2, 2011.

Incentive Bonuses

Under the consulting agreement, we will be required to pay an incentive bonus to Mr. Hicks upon the occurrence of each of five milestones referred to as (1) a financing event (there are two possible financing events), (2) the superior financing event, (3) the technical event and (4) the trading event. By the terms of the consulting agreement, the market price of the shares of our common stock to be issued to Mr. Hicks for any incentive bonus will not be known until that incentive bonus is earned.

More specifically, the consulting agreement has the following provisions relating to the incentive bonus:

“3.3.    Incentive Bonus

Upon the occurrence of:

3.3.1.	the Financing Event, Hicks will earn a cash Incentive Bonus equal to the Bonus Price multiplied by 250,000;

3.3.2.

the Superior Financing Event, Hicks will earn, in addition to the cash Incentive Bonus paid under Paragraph 3.3.1 above, an additional cash Incentive Bonus equal to the Bonus Price multiplied by 150,000; and;

	3.3.3.	the Technical Event, Hicks will earn a cash Incentive Bonus equal to the Bonus Price multiplied by 150,000;

	3.3.4.	the Trading Event, Hicks will earn a cash Incentive Bonus equal to the Bonus Price multiplied by 250,000.

3.4	Application and Payment of Incentive Bonus Proceeds

	3.4.1.	Within 48 hours of any Event Date, the Company shall take reasonable steps to reserve the applicable Bonus Price with the TSX V as the price for a private placement offering of Common Shares to Hicks.

3.4.2.

Within ten days after the applicable Event Date, Hicks shall provide to the Company a good faith estimate of his anticipated income tax liability for the amount of the Incentive Bonus and the Company shall remit that amount to Hicks in cash within a reasonable period of time.

3.4.3.

On or about the date that the Company pays to Hicks the estimated tax liability referred to in Section 3.4.2, above, and subject to approval of the private placement by TSX V, the Company shall apply the balance of the proceeds from the Incentive Bonus to the private placement referred to in Section 3.4.1, above. If TSX V does not conditionally approve such private placement within a reasonable period of time, the Company shall remit the balance of the Incentive Bonus in cash to Hicks.”

Financing Event

A financing event will occur if, during the period beginning on August 1, 2009 and expiring on August 1, 2010, (i) we receive gross proceeds from the sale of equity equal to or greater than an aggregate of $6,000,000, or (ii) we receive gross proceeds from the sale of equity equal to or greater than an aggregate of $4,500,000 if the average price of the equity sold is equal to or greater than $1.00 per share. Upon occurrence of either financing event, Mr. Hicks will earn a cash incentive bonus equal to “X” multiplied by “Y”, where “X” is equal to the closing price (last sale of the day on the TSX Venture Exchange or the OTC Bulletin Board, whichever is then our principal trading market) for one share of our common stock on the last day of the period during which a financing event occurs and “Y” is 250,000. By way of example, if at the time a financing event occurs the OTC Bulletin Board is our principal trading market and the closing price for one of our common shares on that day on the OTC Bulletin Board was U.S. $1.00, then the amount of the incentive bonus payable upon the occurrence of that financing event would be U.S. $250,000.

Superior Financing Event

The superior financing event will occur if, during the period beginning on August 1, 2009 and expiring on August 1, 2010, we are able to raise $4,500,000 or more from the sale of shares of our common stock or warrants at an average price of at least $1.50 per share. Upon the occurrence of the superior financing event, Mr. Hicks will earn, in addition to any other cash incentive bonus provided for upon the occurrence of any other milestone, a cash incentive bonus equal to “X” multiplied by “Y”, where “X” is equal to the closing price (last sale of the day on the TSX Venture Exchange or the OTC Bulletin Board, whichever is then our principal trading market) for one share of our common stock on the last day of the period during which a financing event occurs and “Y” is 150,000. By way of example, if at the time the superior financing event occurs the OTC Bulletin Board is our principal trading market and the closing price for one of our common shares on that day on the OTC Bulletin Board was U.S. $1.00, then the amount of the incentive bonus payable upon the occurrence of the superior financing event would be U.S. $150,000.

Technical Event

The technical event will occur if, during the period beginning on August 1, 2009 and expiring on August 1, 2010, both a resource estimate and a complete and positive scoping study on our Pinguino property are completed. In order to qualify, the positive scoping study must include recommendations for how to proceed forward on the technical side of the development for mining purposes of the Pinguino property. Upon the occurrence of the technical event, Mr. Hicks will earn a cash incentive bonus equal to “X” multiplied by “Y”, where “X” is equal to the closing price (last sale of the day on the TSX Venture Exchange or the OTC Bulletin Board, whichever is then our principal trading market) for one share of our common stock on the day the technical event occurs and “Y” is 150,000. By way of example, if at the time the technical event occurs the OTC Bulletin Board is our principal trading market and the closing price for one of our common shares on that day on the OTC Bulletin Board was U.S. $1.00, then the amount of the incentive bonus payable upon the occurrence of the technical event would be U.S. $150,000.

Trading Event

The trading event will occur if, during the period beginning on August 1, 2009 and expiring on August 1, 2010, the average price for our common shares equals or exceeds $3.00 for 20 consecutive trading days. Upon the occurrence of the trading event, Mr. Hicks will earn a cash incentive bonus equal to “X” multiplied by “Y”, where “X” is equal to the closing price (last sale of the day on the TSX Venture Exchange or the OTC Bulletin Board, whichever is then our principal trading market) for one share of our common stock on the last day of the period during which a trading event occurs and “Y” is 250,000. By way of example, if at the time the trading event occurs the OTC Bulletin Board is our principal trading market and the closing price for one of our common shares on that day on the OTC Bulletin Board was U.S. $1.00, then the amount of the incentive bonus payable upon the occurrence of the trading event would be U.S. $250,000.

Application and Payment of Incentive Bonus Proceeds

Mr. Hicks is required to deduct from the gross amount of any incentive bonus an amount sufficient to satisfy his liability for any income tax due in respect of the incentive bonus and he is required to apply the balance of the amount of that incentive bonus to the purchase, in a private placement at the market price prevailing on the date the incentive bonus is earned, of shares of our common stock.

Term, Renewal and Termination

Term

The consulting agreement commenced as of August 1, 2009, and unless otherwise terminated as described below, will terminate on August 1, 2011.

Renewal

The initial term will automatically renew for an additional 12 month term unless either party gives 90 days’ written notice to the other of its intention not to renew the consulting agreement.

Termination

The consulting agreement will be terminated:

  without cause by our company, upon payment by our company to Frontera Geological Services Ltd. of a lump sum equal to a monthly cash fee of CDN$12,500 (plus value added taxes) for any of (i) six months, (ii) the remainder of term of the consulting agreement or (iii) two months for each year that Mr. Hicks has provided services to our company since February 2004, whichever is greater, and issuance of the incentive shares, if earned, prior to the date of termination;

  without cause by Frontera Geological Services Ltd., upon 30 days’ written notice from Frontera Geological Services Ltd. to our company; or

  with cause by our company, immediately upon our giving notice in writing to Frontera Geological Services Ltd., which notice must state the nature and substance of the cause.

Upon termination of the consulting agreement for any reason, we must immediately pay to Frontera Geological Services Ltd. all accrued and unpaid portions of a monthly cash fee of CDN$12,500 due up to the date of termination, as well as any expenses properly incurred prior to the date of termination.

Upon termination of the consulting agreement for any reason, Frontera Geological Services Ltd. agreed to cause Mr. Hicks to resign as our director.

Termination – Change of Control

If, within 60 days of the occurrence of a change of control, Frontera Geological Services Ltd. resigns from our company or we terminate the consulting agreement for any reason other than for cause, we must pay a lump sum equal to a monthly cash fee of CDN$12,500 (plus value added taxes) for any of (i) six months, (ii) the remainder of term of the consulting agreement or (iii) two months for each year that Mr. Hicks has provided services to our company since February 2004, whichever is greater, to Frontera Geological Services Ltd.

Indemnity

We agreed to indemnify each of Frontera Geological Services Ltd. and Mr. Hicks from and against any and all actions, causes of action, claims, demands or other proceedings made against either or both of them in the course of or as a result of the consulting agreement or because of Mr. Hicks’ position as a director and officer of our company.

Confidential Information

The consulting agreement includes a confidentiality provision, whereby Frontera Geological Services Ltd. and Mr. Hicks agreed not to disclose confidential information to any person other than as necessary in carrying out the consulting services, or as may be required by applicable law or legal process of discovery, without first obtaining our consent, and they agreed to take all reasonable precautions to prevent inadvertent disclosure of any confidential information disclosed by our company to him. Furthermore, Frontera Geological Services Ltd. and Mr. Hicks agreed that they will not use or take advantage of the confidential information for the purpose of providing similar management and technical services to any other company or for a period of one year after the date of expiration or any earlier termination of the consulting agreement, for staking, or otherwise acquiring an interest in mineral properties adjacent to the mineral properties that we have an actual legal or beneficial interest in at the time the consulting services were performed or the consulting agreement expires or is terminated.

Amendment

The consulting agreement may not be amended unless such amendment is agreed to in writing and signed by Frontera Geological Services Ltd. and an authorized officer of our company.

Proposal 4
Ratification of the Consulting Agreement with
0845557 B.C. Ltd. and Mark Vanry

Our board of directors is asking our stockholders to ratify the consulting agreement dated July 14, 2009 between our company, Mark Vanry, our Executive Vice President of Corporate Development, and 0845557 B.C. Ltd. and, in particular, the terms of Sections 3.3 and 3.4 of that consulting agreement, which provide for the payment of incentive bonuses and the investment of the net proceeds of any incentive bonus into our company by way of a private placement at the then current market price.

On July 14, 2009, we appointed Mark Vanry as Executive Vice President of Corporate Development and entered into a consulting agreement with 0845557 B.C. Ltd. and Mark Vanry. 0845557 B.C. Ltd. is a company owned and controlled by Mr. Vanry. By its terms, the consulting agreement is subject to the approval of our stockholders and the approval of or acceptance by the TSX Venture Exchange. The TSX Venture Exchange, a stock exchange on which our common stock is listed, has required that we obtain a stockholder approval of the provisions relating to bonus payments, as they can, if triggered, result in the issuance of shares for which there is no policy of the TSX Venture Exchange in place.

Our board of directors recommends that you vote FOR the ratification of the consulting agreement dated July 14, 2009 between our company, Mark Vanry, our Executive Vice President of Corporate Development, and 0845557 B.C. Ltd. and, in particular, the terms of Sections 3.3 and 3.4 of that consulting agreement, which provide for the payment of incentive bonuses and the investment of the net proceeds of any incentive bonus into our company by way of a private placement at the then current market price.

Description of Our Consulting Agreement dated July 14, 2009 with 0845557 B.C. Ltd. and Mark Vanry

The following is a description of the material terms of our consulting agreement with 0845557 B.C. Ltd. and Mr. Vanry. Please see Schedule “B” for the full text of the consulting agreement.

Consulting Services

Pursuant to the consulting agreement dated July 14, 2009, 0845557 B.C. Ltd. agreed to cause Mark Vanry to provide, among other things, services to our company consistent with those ordinarily provided by an Executive Vice President of Corporate Development including the duties and responsibilities set out at schedule A to the consulting agreement.

Remuneration

In consideration of the consulting services, we agreed, among other things, to (i) pay 0845557 B.C. Ltd. a monthly cash fee of CDN$12,500; (ii) grant to Mr. Vanry options to purchase 1,000,000 shares of our common stock at an exercise price equal to the closing price, last sale of the day, on the OTC Bulletin Board on the date the options were granted and with a term of three years from the date of grant; and (iii) pay incentive bonuses upon the occurrence of specified milestones.

Options

On July 14, 2009, as required by the terms of our consulting agreement with him, we granted options to Mr. Vanry to purchase 1,000,000 shares of our common stock at an exercise price of $0.60 per share, exercisable until July 14, 2012. The options vest in four installments of 250,000 shares, the first of which will vest January 14, 2010, the second of which will vest April 14, 2010, the third of which will vest July 14, 2010 and the fourth of which will vest January 14, 2011.

Incentive Bonuses

Under the consulting agreement, we will be required to pay an incentive bonus to Mr. Vanry upon the occurrence of each of four milestones referred to as (1) a financing event (there are two possible financing events), (2) the superior financing event and (3) the trading event. By the terms of the consulting agreement, the market price of the shares of our common stock to be issued to Mr. Vanry for any incentive bonus will not be known until that incentive bonus is earned.

More specifically, the consulting agreement has the following provisions relating to the incentive bonus:

“3.3.	Incentive Bonus

Upon the occurrence of:

	3.3.1.	the Financing Event, Vanry will earn a cash Incentive Bonus equal to the Bonus Price multiplied by 250,000;

3.3.2.

the Superior Financing Event, Vanry will earn, in addition to the cash Incentive Bonus paid under Paragraph 3.3.1 above, an additional cash Incentive Bonus equal to the Bonus Price multiplied by 150,000; and

	3.3.3.	the Trading Event, Vanry will earn a cash Incentive Bonus equal to the Bonus Price multiplied by 250,000.

3.4	Application and Payment of Incentive Bonus Proceeds

	3.4.1.	Within 48 hours of any Event Date, the Company shall take reasonable steps to reserve the applicable Bonus Price with the TSX V as the price for a private placement offering of Common Shares to Vanry.

3.4.2.

Within ten days after the applicable Event Date, Vanry shall provide to the Company a good faith estimate of his anticipated income tax liability for the amount of the Incentive Bonus and the Company shall remit that amount to Vanry in cash within a reasonable period of time.

3.4.3.

On or about the date that the Company pays to Vanry the estimated tax liability referred to in Section 3.4.2, above, and subject to approval of the private placement by TSX V, the Company shall apply the balance of the proceeds from the Incentive Bonus to the private placement referred to in Section 3.4.1, above. If TSX V does not conditionally approve such private placement within a reasonable period of time, the Company shall remit the balance of the Incentive Bonus in cash to Vanry.”

Financing Event

A financing event will occur if, during the period beginning on July 14, 2009 and expiring on July 14, 2010, (i) we receive gross proceeds from the sale of equity equal to or greater than an aggregate of $6,000,000, or (ii) we receive gross proceeds from the sale of equity equal to or greater than an aggregate of $4,500,000 if the average price of the equity sold is equal to or greater than $1.00 per share. Upon occurrence of either financing event, Mr. Vanry will earn a cash incentive bonus equal to “X” multiplied by “Y”, where “X” is equal to the closing price (last sale of the day on the TSX Venture Exchange or the OTC Bulletin Board, whichever is then our principal trading market) for one share of our common stock on the last day of the period during which a financing event occurs and “Y” is 250,000. By way of example, if at the time a financing event occurs the OTC Bulletin Board is our principal trading market and the closing price for one of our common shares on that day on the OTC Bulletin Board was U.S. $1.00, then the amount of the incentive bonus payable upon the occurrence of that financing event would be U.S. $250,000.

Superior Financing Event

The superior financing event will occur if, during the period beginning on July 14, 2009 and expiring on July 14, 2010, we are able to raise $4,500,000 or more from the sale of shares of our common stock or warrants at an average price of at least $1.50 per share. Upon the occurrence of the superior financing event, Mr. Vanry will earn, in addition to any other cash incentive bonus provided for upon the occurrence of any other milestone, a cash incentive bonus equal to “X” multiplied by “Y”, where “X” is equal to the closing price (last sale of the day on the TSX Venture Exchange or the OTC Bulletin Board, whichever is then our principal trading market) for one share of our common stock on the last day of the period during which a financing event occurs and “Y” is 150,000. By way of example, if at the time the superior financing event occurs the OTC Bulletin Board is our principal trading market and the closing price for one of our common shares on that day on the OTC Bulletin Board was U.S. $1.00, then the amount of the incentive bonus payable upon the occurrence of the superior financing event would be U.S. $150,000.

Trading Event

The trading event will occur if, during the period beginning on July 14, 2009 and expiring on July 14, 2010, the average price for our common shares equals or exceeds $3.00 for 20 consecutive trading days. Upon the occurrence of the trading event, Mr. Vanry will earn a cash incentive bonus equal to “X” multiplied by “Y”, where “X” is equal to the closing price (last sale of the day on the TSX Venture Exchange or the OTC Bulletin Board, whichever is then our principal trading market) for one share of our common stock on the last day of the period during which a trading event occurs and “Y” is 250,000. By way of example, if at the time the trading event occurs the OTC Bulletin Board is our principal trading market and the closing price for one of our common shares on that day on the OTC Bulletin Board was U.S. $1.00, then the amount of the incentive bonus payable upon the occurrence of the trading event would be U.S. $250,000.

Application and Payment of Incentive Bonus Proceeds

Mr. Vanry is required to deduct from the gross amount of any incentive bonus an amount sufficient to satisfy his liability for any income tax due in respect of the incentive bonus and he is required to apply the balance of the amount of that incentive bonus to the purchase, in a private placement at the market price prevailing on the date the incentive bonus is earned, of shares of our common stock.

Term, Renewal and Termination

Term

The consulting agreement commenced on July 14, 2009, and unless otherwise terminated as described below, will terminate on July 14, 2010.

Renewal

The initial term will automatically renew for an additional 12 month term unless either party gives 90 days’ written notice to the other of its intention not to renew the consulting agreement.

Termination

The consulting agreement will be terminated:

  immediately upon delivering notice of termination to 0845557 B.C. Ltd. within 90 days of July 14, 2009, in which event we are only liable for all accrued and unpaid portions of a monthly cash fee of CDN$12,500 due up to the date of termination, as well as any expenses properly incurred prior to the date of termination;

  without cause by our company, upon payment by our company to 0845557 B.C. Ltd. of a lump sum equal to a monthly cash fee of CDN$12,500 (plus value added taxes) for either (i) six months or (ii) the remainder of term of the consulting agreement, whichever is greater, and payment of any incentive bonus, if earned, prior to the date of termination;

  without cause by 0845557 B.C. Ltd., upon 30 days’ written notice from 0845557 B.C. Ltd. to our company; or

  with cause by our company, immediately upon our giving notice in writing to 0845557 B.C. Ltd., which notice must state the nature and substance of the cause.

Upon termination of the consulting agreement for any reason, we must immediately pay to 0845557 B.C. Ltd. all accrued and unpaid portions of a monthly cash fee of CDN$12,500 due up to the date of termination, as well as any expenses properly incurred prior to the date of termination.

Termination – Change of Control

If, within 60 days of the occurrence of a change of control, 0845557 B.C. Ltd. resigns from our company or we terminate the consulting agreement for any reason other than for cause, we must pay a lump sum equal to a monthly cash fee of CDN$12,500 (plus value added taxes) for either (i) six months or (ii) the remainder of term of the consulting agreement, whichever is greater, to 0845557 B.C. Ltd.

Indemnity

We agreed to indemnify each of 0845557 B.C. Ltd. and Mr. Vanry from and against any and all actions, causes of action, claims, demands or other proceedings made against either or both of them in the course of or as a result of the consulting agreement or because of Mr. Vanry’s position as an officer of our company.

Confidential Information

The consulting agreement includes a confidentiality provision, whereby 0845557 B.C. Ltd. and Mr. Vanry agreed not to disclose confidential information to any person other than as necessary in carrying out the consulting services, or as may be required by applicable law or legal process of discovery, without first obtaining our consent, and they agreed to take all reasonable precautions to prevent inadvertent disclosure of any confidential information disclosed by our company to him. Furthermore, 0845557 B.C. Ltd. and Mr. Vanry agreed that they will not use or take advantage of the confidential information for the purpose of providing similar management services to any other company or for a period of one year after the date of expiration or any earlier termination of the consulting agreement, for staking, or otherwise acquiring an interest in mineral properties adjacent to the mineral properties that we have an actual legal or beneficial interest in at the time the consulting services were performed or the consulting agreement expires or is terminated.

Amendment

The consulting agreement may not be amended unless such amendment is agreed to in writing and signed by 0845557 B.C. Ltd. and an authorized officer of our company.

Interest of Certain Persons in Matters to be Acted Upon

Except as set out below, no director, executive officer, or nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the annual meeting, other than elections to office:

Kenneth Hicks, our President and director, and Mark Vanry, our Executive Vice President of Corporate Development, have interests in the ratification of their respective consulting agreements with our company.

“Householding” of Proxy Materials

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of proxy statement or annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address from their brokers and would like to request “householding” of their communications should contact their brokers.

Stockholder Proposals

Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders must be received no later than May 6, 2010. If we change the date of our next annual meeting of stockholders by more than 30 days from the date of the previous year’s annual meeting of stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of stockholders.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to Argentex Mining Corporation, 1112 West Pender Street, Suite 602, Vancouver, British Columbia V6E 2S1, Canada, Attention: President.

With respect to business to be brought before our annual meeting of stockholders to be held on October 22, 2009, we have received no notices from our stockholders that we were required to include in this proxy statement.

Where You Can Find More Information

We file annual and other reports, proxy statements and other information with the United States Securities and Exchange Commission and certain Canadian securities regulatory authorities. The documents filed with the Securities and Exchange Commission are available to the public from the United States Securities and Exchange Commission’s website at www.sec.gov. The documents filed with the Canadian securities regulatory authorities are available at www.sedar.com.

Other Matters

Our board of directors does not intend to bring any other business before the annual meeting, and so far as is known to our board of directors, no matters are to be brought before the annual meeting except as specified in the notice of the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named on the proxy to vote the shares represented by the proxy on such matters in accordance with their judgment.

By Order of the Board of Directors

/s/ Kenneth Hicks
Kenneth Hicks
President and Secretary

September 3, 2009

Schedule A

Consulting Agreement with
Frontera Geological Services Ltd. and Kenneth Hicks

INDEPENDENT CONTRACTOR AGREEMENT

This Agreement is dated effective the 1st day of August, 2009.

BETWEEN:

ARGENTEX MINING CORPORATION, a corporation formed pursuant to the laws of the State of Nevada and having an office for business located at Suite 602, 1112 West Pender Street, Vancouver, British Columbia V6E 2S1

(the “Company”)

AND:

FRONTERA GEOLOGICAL SERVICES LTD., a corporation formed pursuant to the laws of the Province of British Columbia and having an office for business located at 1234 Doran Road, North Vancouver British Columbia Canada V7K 1M7

(the “Contractor”)

AND JOINED BY:

KEN HICKS, an individual resident of the Province of British Columbia with an address of 1234 Doran Road, North Vancouver British Columbia Canada V7K 1M7

(“Hicks”)

WHEREAS:

A.

The Company is engaged in the business of locating, acquiring and exploring natural resource mineral properties and has acquired interests in several mineral properties located in Argentina and in Canada.

B.	The Company wishes to obtain and the Contractor wishes to provide certain services to the Company on the terms and conditions contained in this Agreement.

C.	Hicks desires to join in this Agreement for the purposes expressed.

NOW THEREFORE in consideration of the premises, the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the parties hereby covenant and agree as follows:

1.	DEFINITIONS. For the purposes of this Agreement (including the Schedules hereto), the following terms will have the following meanings:

1.1.	“Board” means the Board of Directors of the Company;

1.2.

“Bonus Price” means, for purposes of calculating any Incentive Remuneration referred to in any subsection of Section 3.3, below, the closing price for one Common Share, last sale of the day on the Event Date, on either the OTC-Bulletin Board or the TSX Venture Exchange, whichever is, on the Event Date the Company’s primary trading market;

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1.3.	“Cause” means:

	(a)	failure of the Contractor and/or Hicks to observe or perform any of the material covenants and obligations imposed by this Agreement;

(b)

failure of the Contractor and/or Hicks to observe any of the covenants and obligations hereunder that are not material, if the Contractor and/or Hicks does not remedy such failure within a reasonable time after receiving written notice thereof;

	(c)	fraud, dishonesty, gross negligence or willful malfeasance in connection with the Contractor and/or Hicks performance of the Consulting Services; or

	(d)	the conviction of the Contractor and/or Hicks with respect to the commission of a crime involving moral turpitude;

1.4.	“Change of Control” means:

1.4.1.

the acquisition, after the date of this Agreement and excluding any acquisitions from the Company, by any one individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities and Exchange Act of 1934), of beneficial ownership of 40% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, which causes a change in the control of the board of directors of the Company resulting from the election by the shareholders of the Company of less than a majority of the persons nominated for election by management of the Company;

1.4.2.

the approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company in which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation; or

1.4.3.	a liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company;

1.5.	“Common Shares” means shares of common stock, par value $0.001, of the Company;

1.6.

“Confidential Information” means information, whether or not originated by the Contractor or Hicks, that relates to the business or affairs of the Company, its affiliates, clients or suppliers and is confidential or proprietary to, about or created by the Company, its affiliates, clients, or suppliers. Confidential Information includes, but is not limited to, the following types of confidential information and other proprietary information of a similar nature (whether or not reduced to writing or designated or marked as confidential):

1.6.1.

the Company’s mineral properties, exploration results, estimated economic reserves, feasibility of mining the properties, as well as information relating to strategies, research, communications, business plans, and financial data of the

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Company and any information of the Company which is not readily publicly available;

1.6.2.

work product resulting from or related to work or projects performed for or to be performed for the Company or its affiliates, including but not limited to, the methods, processes, procedures, analysis, techniques and audits used in connection therewith;

1.6.3.

any intellectual property contributed to the Company, and any other technical and business information of the Company, its subsidiaries and affiliates which is of a confidential, trade secret and/or proprietary character;

1.6.4.

internal Company personnel and financial information, supplier names and other supplier information, purchasing and internal cost information, internal services and operational manuals, and the manner and method of conducting the Company’s business;

1.6.5.

marketing and development plans, price and cost data, price and fee amounts, pricing and billing policies, quoting procedures, marketing techniques and methods of obtaining business, forecasts and forecast assumptions and volumes, current and prospective client lists, and future plans and potential strategies of the Company that have been or are being discussed; and

1.6.6.

all information that becomes known to the Contractor and/or Hicks as a result of this Agreement or the services performed hereunder that the Contractor and/or Hicks, acting reasonably, believes is confidential information or that the Company takes measures to protect.

Confidential Information does not include:

1.6.7.

the general skills and experience gained by Hicks during the Contractor’s provision of the Consulting Services to the Company that the Contractor could reasonably have been expected to acquire in similar retainers or engagements with other companies;

1.6.8.	information publicly known without breach of this Agreement or similar agreements;

1.6.9.

information, the disclosure of which by the Contractor is required to be made by any law, regulation or governmental authority or legal process of discovery (to the extent of the requirement), provided that before disclosure is made, notice of the requirement is provided to the Company, and to the extent reasonably possible in the circumstances, the Company is afforded an opportunity to dispute the requirement; or

1.6.10.	information known to the Contractor at the date of this Agreement.

1.7.	“Consulting Effective Date” means the date of this Agreement as shown on the first page hereof;

1.8.	“Consulting Effective Date” means date of this Agreement as shown on the first page;

1.9.	“Consulting Fee” means the sum of CDN $12,500 per month.

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1.10.

“Consulting Services” means such services as are consistent with those ordinarily provided by a Chief Executive Officer, including the duties and responsibilities set out at Schedule “A” hereto as well as such other duties and responsibilities as may be reasonably required of Hicks from time-to-time either in respect of the foregoing or otherwise by the Board with respect to the Company and, if requested by the Company, to any and all of its subsidiaries from time to time.

1.11.	“Consulting Anniversary Date” means the first anniversary of the date of this Agreement as shown on the first page;

1.12.	“Consulting Termination Date” means the second anniversary of the date of this Agreement as shown on the first page;

1.13.	“Directors” means the Directors of the Company, and “Director” means any one of them;

1.14.	“Event Date” means the last day of the period during which a Technical Event, Trading Event or a Financing Event, including, if applicable, a Superior Financing Event, occurs;

1.15.	“Financing Event” means:

1.15.1.

During the period beginning on the Consulting Effective Date and expiring on the Consulting Anniversary Date, the Company receives gross proceeds from the Sale of Equity in an aggregate amount that is equal to or greater than $6,000,000 (U.S.), or

1.15.2.

During the period beginning on the Consulting Effective Date and expiring on the Consulting Anniversary Date, the Company receives gross proceeds from the Sale of Equity in an aggregate amount that is equal to or greater than $4,500,000 (U.S.).

To qualify as a “Financing Event”, the Sale of Equity under Paragraph 1.15.2 must occur at an average price equal or greater to $1.00 (U.S.) per share;

1.16.	“GST” means Goods and Services Tax;

1.17.	“Incentive Bonus” shall have the meaning attributed in Section 3.3, below;

1.18.

“Multiplier” means the number 250,000 used in Subsection 3.3.1, below, the number 150,000 used in Subsection 3.3.2, below, and the number 250,000 used in Subsection 3.3.3, below, but only prior to the date that the Incentive Bonus to which that Multiplier relates has been earned, if at all;

1.19.	“OTC-BB” means the over-the-counter bulletin board operated by the Financial Industry Regulatory Authority (FINRA);

1.20.

“Sale of Equity” means the sale, by the Company to investors for cash, of Common Shares, including those that are part of a “unit” comprised of a Common Share and a share purchase warrant but excluding the sale of any Common Shares pursuant to the exercise of warrants or stock options or the conversion of any other convertible securities;

1.21.	“Stock Option Agreement” means an agreement on the Company’s standard form of stock option agreement;

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1.22.	“Stock Option Plan” means the Argentex Mining Corporation Stock Option Plan adopted by the Company on November 10, 2007;

1.23.	“Stock Options” means those options to purchase one hundred thousand (100,000) Common Shares to be granted under the Stock Option Plan as described at Paragraph 3.2 herein;

1.24.

“Superior Financing Event” means the Company is able to raise the amount identified in paragraph 1.15.2 from the sale of Common Shares or warrants at an average price of at least $1.50 (U.S.) per share;

1.25.	“TSX-V” means the TSX Venture Exchange.

1.26.	“Technical Event” means the completion of both a Resource Estimate and a complete and positive Scoping Study on the Company’s Pinquino Property, which must:

1.26.1.	include recommendations of how to proceed forward on the technical side of the development for mining purposes of the Pinguino property; and

1.26.2.	occur during the period beginning on the Consulting Effective Date and expiring on the Consulting Anniversary Date.

1.27.	“Termination Fee” means a lump sum equal to the Fee (plus value added taxes) for any of

(i) six months;

(ii) the remainder of the Term; or

(iii) two months for each year that Hicks has provided service to the Company since February, 2004,

whichever is greater.

1.28.

“Trading Event” means the average price of Common Shares equals or exceeds U.S. $3.00 on either the OTC-BB or the TSX-V for 20 consecutive trading days during the period beginning on the Consulting Effective Date and expiring on the Consulting Anniversary Date;

1.29.

“Vacation Time” means Hicks’ entitlement not to provide the Consulting Services for up to 20 business days in each calendar year and does not include weekends or statutory holidays. The Contractor will notify the Company at the beginning of each calendar of this Agreement with respect to the scheduled Vacation Time for the year.

2.	SERVICES TO BE PROVIDED

2.1.	This Agreement and each of its terms are subject to:

2.1.1.	approval by the shareholders of the Company; and

2.1.2.	the approval of or acceptance by the TSX-V if such approval or acceptance is required; or

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2.1.3.	the absence of any objections by the TSX-V if approval of or acceptance by the TSX-V is not required.

If the TSX-V objects to any clause or term of this Agreement, such clause or term will be curtailed and limited only to the extent necessary to bring it within the requirements of the TSX-V and the remainder of this Agreement will not be affected thereby, and each term, provision, covenant, and condition of this Agreement will be and remain valid and enforceable to the fullest extent permitted by law.

2.2.	Effective on the Consulting Effective Date, the Contractor will cause Hicks to provide the Consulting Services to the Company and will ensure that Hicks:

	2.2.1.	devotes sufficient working time, attention, ability and expertise to successfully provide the Consulting Services to the Company in a timely manner; and

	2.2.2.	well and faithfully serves the Company and uses his best efforts to promote the best interests of the Company

2.3.	Each of Hicks and the Contractor will report directly to the Board and will keep the Board informed of all matters concerning the Consulting Services as requested by the Board from time to time.

2.4.

During the term of this Agreement, the Company will nominate Hicks for election as a Director at all meetings of stockholders held for the purpose of electing directors. Any compensation to be paid to either of Hicks or the Contractor for service by Hicks on the Board will be negotiated separately from, and will be in addition to, the compensation to be paid to the Contractor pursuant to this Agreement.

3.	REMUNERATION, EXPENSES AND INDEMNITY

3.1.	Remuneration – Consulting Fees

3.1.1.

Subject to Paragraphs 3.1.2 and Section 4, below, from the Consulting Effective Date to the Consulting Termination Date, the Company will pay the Contractor the Consulting Fee. The Board, as it may determine from time to time in its sole discretion, may grant the Contractor an increase in the Contractor Fee.

3.1.2.

The remuneration referred to in Paragraph 3.1.1 will be payable at the end of each month upon receipt of an invoice, and does not include GST or HST. To the extent that the Contractor is required to remit GST or HST, the Contractor will show the applicable GST or HST amount as a separate line item on the Contractor’s invoice for services and provide the Company with the Contractor’s GST or HST registrant number.

3.2.	Remuneration – Stock Options

3.2.1.

Subject to compliance with all applicable laws, regulations and rules of any governmental authority, quotation system or stock exchange, and subject further to approval by the TSX-V if required, on or within two few business days following the Consulting Effective Date, the Company will grant the Stock Options to Hicks. The Stock Options shall have an exercise price equal to the closing price, last sale of the day, on the OTC-BB on the date the Stock Options are granted and a term of three years from the date of grant.

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3.2.2.	The Stock Options will vest in accordance with the Stock Option Plan.

3.2.3.

The Stock Options will be granted subject to the terms of the Stock Option Plan, as the same may be amended from time to time, and the Stock Option Agreement. In the event of any inconsistency among this Agreement, the Stock Option Agreement and the Stock Option Plan, the terms of the Stock Option Plan will control.

3.3.	Incentive Bonus

Upon the occurrence of:

	3.3.1.	the Financing Event, Hicks will earn a cash Incentive Bonus equal to the Bonus Price multiplied by 250,000;

3.3.2.

the Superior Financing Event, Hicks will earn, in addition to the cash Incentive Bonus paid under Paragraph 3.3.1 above, an additional cash Incentive Bonus equal to the Bonus Price multiplied by 150,000; and;

	3.3.3.	the Technical Event, Hicks will earn a cash Incentive Bonus equal to the Bonus Price multiplied by 150,000;

	3.3.4.	the Trading Event, Hicks will earn a cash Incentive Bonus equal to the Bonus Price multiplied by 250,000.

3.4.	Application and Payment of Incentive Bonus Proceeds

	3.4.1.	Within 48 hours of any Event Date, the Company shall take reasonable steps to reserve the applicable Bonus Price with the TSX V as the price for a private placement offering of Common Shares to Hicks.

3.4.2.

Within ten days after the applicable Event Date, Hicks shall provide to the Company a good faith estimate of his anticipated income tax liability for the amount of the Incentive Bonus and the Company shall remit that amount to Hicks in cash within a reasonable period of time.

3.4.3.

On or about the date that the Company pays to Hicks the estimated tax liability referred to in Section 3.4.2, above, and subject to approval of the private placement by TSX V, the Company shall apply the balance of the proceeds from the Incentive Bonus to the private placement referred to in Section 3.4.1, above. If TSX V does not conditionally approve such private placement within a reasonable period of time, the Company shall remit the balance of the Incentive Bonus in cash to Hicks.

3.5.	Adjustments of and Restrictions on Securities

3.5.1.

If and whenever the Common Shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of common shares, the exercise price of the Options and the amount of any Multiplier for any Incentive Bonus that has not yet been earned must be decreased or increased proportionately, as the case may be, and upon any such subdivision or consolidation, the number of Common Shares deliverable upon the exercise of the Options, and the amount of any Multiplier for any Incentive Bonus that has not yet been earned, must be increased or decreased proportionately, as the case may be.

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3.5.2.

Any Common Shares issued pursuant to this Agreement will be “restricted securities”, as that term is defined in Rule 144(a)(3), promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended, and will bear such restrictive legends as may be required by the applicable securities laws, rules and regulations.

3.6.	Expenses

	3.6.1.	The Contractor will be responsible for all costs associated with the performance of the Consulting Services, except as noted in Paragraphs 3.6.2 through 3.6.4 below.

3.6.2.

Unless otherwise agreed by the parties, the Consulting Services will be provided at the Company’s office located in Vancouver, British Columbia. The Company must provide office space, equipment (including necessary computing equipment and software), furniture and supporting personnel at the Company’s premises to Hicks at no cost to the Contractor.

3.6.3.

In the event that the parties agree that the Consulting Services will be provided at a location other than Vancouver, British Columbia, the Company will pay to the Contractor all reasonable moving expenses incurred by Hicks and reimbursed to Hicks by the Contractor.

3.6.4.

The Contractor will be reimbursed by the Company for out of pocket expenses incurred by Hicks on behalf of the Company in the course of providing the Services, as supported by copies of receipts and other documentation.

3.7.	Indemnity by Company

The Company agrees to indemnify each of the Contractor and Hicks from and against any and all actions, causes of action, claims, demands or other proceedings made against either or both of the Contractor or Hicks in the course of or as a result of this Agreement or because of Hicks’ position as a director and officer of the Company on and subject to the terms of the Indemnification Agreement attached to this Agreement as Schedule “B” .

4.	TERM, RENEWAL AND TERMINATION

4.1.	Term

This Agreement will commence on the Consulting Effective Date, and, unless otherwise terminated under this Section 4, will terminate on the Consulting Termination Date.

4.2.	Renewal

The initial term will automatically renew for an additional twelve (12) month term unless either party gives ninety (90) days’ written notice to the other of its intention not to renew this Agreement

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4.3.	Termination

	4.3.1.	Notwithstanding Paragraph 4.1, this Agreement will be terminated:

(a)

without Cause by the Company, upon payment by the Company to the Contractor of the Termination Fee and, if they have been earned under the terms of Section 3.3, above, prior to the date of termination, issuance of the Incentive Shares;

		(b)	without Cause by the Contractor, upon thirty (30) days’ written notice from the Contractor to the Company; or

		(c)	with Cause by the Company, immediately upon the Company giving notice in writing to the Contractor, which notice must state the nature and substance of the Cause.

	4.3.2.	Upon termination of this Agreement for any reason:

(a)

the Company must immediately pay to the Contractor all accrued and unpaid portions of the Consulting Fees due up to the date of termination as well as any Expenses properly incurred prior to the date of termination;

		(b)	the Contractor must, upon receipt of all sums due and owing, promptly deliver the following in accordance with the directions of the Company:

(i) a final accounting, reflecting the balance of expenses incurred on behalf of the Company as of the date of termination;

(ii) all documents pertaining to the Company or this Agreement, including but not limited to all books of account, correspondence and contracts; and

(iii) all equipment and any other property belonging to the Company; and

		(c)	the Contractor will cause Hicks to resign as a Director.

4.4.	Termination – Change of Control

If, within 60 days of the occurrence of a Change of Control, the Contractor resigns from the Company or the Company terminates this Agreement for any reason other than for Cause, the Company must pay the Termination Fee to the Contractor.

5.	INDEPENDENT CONTRACTOR RELATIONSHIP

5.1.	It is expressly agreed that the Contractor is acting as an independent contractor in performing the Consulting Services under this Agreement.

5.2.

Although Hicks will, subject to Vacation Time, be available to the Company 80% of his working hours to the Company, Hicks need only devote such portion of his time to the provision of the Consulting Services as is necessary to complete the Consulting Services.

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5.3.

The Contractor is not precluded from acting in any other capacity for any other person, firm or company provided that it does not, in the reasonable opinion of the Board, conflict with the Contractor’s duties to the Company while providing the Consulting Services.

5.4.	The Contractor and Hicks, jointly and severally, represent and warrant to the Company that:

	5.4.1.	each of the Contractor and Hicks have the right to perform the Consulting Services without violation of their respective obligations to others;

	5.4.2.	each of the Contractor and Hicks are not bound by any agreement or obligation to any other party that will conflict with their respective obligations as a Contractor of the Company; and

5.4.3.

all advice, information, and documents provided by each of the Contractor and Hicks to the Company in the course of providing the Consulting Services may be used fully and freely by the Company, unless the Contractor or Hicks otherwise advises the Company orally or in writing at the time of communication of such information (e.g. information provided by the Contractor on a confidential or non- attribution basis).

5.5.

The remuneration set out at Section 3 herein will be the whole of the compensation to the Contractor and Hicks collectively for providing the Consulting Services. For avoidance of doubt, the Company will not pay any contribution to Canada Pension Plan, employment insurance, or federal and provincial withholding taxes, or provide any other contributions or benefits, or similar amounts under any federal, provincial or state laws, which might be expected in an employer-employee relationship, as compensation for the Consulting Services.

5.6.

The Contractor is solely responsible for the Contractor’s registration and payment of assessments for coverage for Hicks with WorkSafeBC or similar requirements under federal, provincial or state laws of other jurisdictions, while Hicks is providing the Consulting Services. If requested by the Company, the Contractor will provide proof of coverage.

5.7.

The Contractor and Hicks hereby, jointly and severally, indemnify the Company against, and agree to hold it harmless from all losses, claims, actions, damages, charges, taxes, penalties, assessments or demands (including reasonable legal fees and expenses) which may be made by the Canada Revenue Agency, Employment Insurance Plan, the Canada Pension Plan, the Workers Compensation Plan, or related plans or organizations, or similar bodies or plans under federal, provincial or state laws in other jurisdictions, requiring the Company or Hicks to pay an amount under the applicable statutes and regulations in relation to any Consulting Services provided to the Company pursuant to this Agreement. This paragraph will survive termination of this Agreement.

6.	CONFIDENTIAL INFORMATION

6.1.

All Confidential Information, whether it is developed by Hicks and/or the Contractor during its consulting retainer or by others employed or engaged by or associated with the Company or its affiliates or clients, is the exclusive and confidential property of the Company or its affiliates or clients, as the case may be, and will at all times be regarded, treated and protected as such, as provided in this Agreement.

6.2.	As a consequence of the acquisition of Confidential Information, the Contractor and Hicks will occupy a position of trust and confidence with respect to the affairs and business of

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the Company. In view of the foregoing, it is reasonable and necessary for the Contractor, joined by Hicks, to make the following covenants regarding the conduct of each of the Contractor and Hicks during and subsequent to the Contractor’s retainer by the Company:

6.2.1.

At all times during and subsequent to the Contractor’s retainer with the Company, neither the Contractor nor Hicks will disclose Confidential Information to any person other than as necessary in carrying out the Consulting Services, or as may be required by applicable law or legal process of discovery, without first obtaining the Company’s consent, and the Contractor and Hicks will each take all reasonable precautions to prevent inadvertent disclosure of any Confidential Information disclosed by the Company to him. This prohibition includes, but is not limited to, disclosing or confirming the fact that any similarity exists between the Confidential Information and any other information.

6.2.2.

At all times during and subsequent to the Contractor’s retainer with the Company, neither the Contractor nor Hicks will use, copy, transfer or destroy and Confidential Information other than as necessary in carrying out the Consulting Services, or as may be required by applicable law or process of discovery, without first obtaining the Company’s consent and the Contractor and Hicks will each take all reasonable precautions to prevent inadvertent use, copying, transfer or destruction of any Confidential Information disclosed by the Company to either or both of them.

6.2.3.

Within ten (10) business days after the termination of the Contractor’s retainer for any reason, the Contractor will promptly deliver to the Company all property of or belonging to or administered by the Company in its custody or Hicks’ custody, including without limitation all Confidential Information that is embodied in any form, whether in hard copy or on electronic media.

6.2.4.	The provisions of this Section 6 shall survive the expiration or earlier termination of this Agreement.

6.3.

Consent to Enforcement. The Contractor and Hicks each confirm that all restrictions in this Section 6 are reasonable and valid, and any defences to the strict enforcement thereof by the Company are waived by the Contractor. Without limiting the generality of the foregoing, the Contractor hereby consents to an injunction being granted by a court of competent jurisdiction in the event that the Contractor is in breach of any of the provisions stipulated in this Section 6. The Contractor hereby expressly acknowledges and agrees that injunctive relief is an appropriate and fair remedy in the event of a breach of any of the said provisions.

6.4.

The Contractor’s obligations under this Section 6 will remain in effect in accordance with their terms and continue in full force and effect despite any breach, repudiation, alleged breach or repudiation, or termination of this Agreement. Without limiting the foregoing, the Contractor and Hicks each agree that at all times during and subsequent to the provision of services to the Company, neither the Contractor nor Hicks will use or take advantage of the Confidential Information for the purpose of

	6.4.1.	providing similar management and technical services for any other company, or

6.4.2.

for a period of one year after the date of expiration or any earlier termination of this Agreement, for staking, or otherwise acquiring an interest in mineral properties adjacent to the mineral properties that the Company has an actual legal or beneficial interest in, or that the Company is considering acquiring a legal

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or beneficial interest in at the time the Consulting Services were performed or this Agreement expires or is terminated.

7.	GENERAL PROVISIONS

7.1.	Assignability. This Agreement is not assignable by either party and the Consulting Services must not be provided by any person other than Hicks.

7.2.

Authorization. The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and perform its obligations hereunder, and that performance of this Agreement will not violate any agreement between the Company and any other person, firm or organization nor breach any provisions of its constating documents or governing legislation.

7.3

No Other Agreement. This Agreement and the Schedules hereto cancel and supersede any existing agreement or other arrangement between the Company and the Contractor, other than any prior agreements for the purchase of securities in the Company.

7.3.	Amendment or Waiver.

	7.3.1.	This Agreement may not be amended unless such amendment is agreed to in writing and signed by the Contractor and an authorized officer of the Company.

7.3.2.

No waiver by either party hereto of any breach by the other party hereto of any condition or provision contained in this Agreement to be performed by such other party will be deemed a waiver of any similar or dissimilar condition or provision. Any waiver must be in writing and signed by the Contractor or an authorized officer of the Company, as the case may be.

7.4.

Compliance with Policies and Laws. The Contractor and Hicks will abide by all the Company’s policies and procedures, including without limitation, the Company’s code of conduct. In addition, the Contractor and Hicks will abide by all laws applicable to the Company, in each jurisdiction that the Company does business, including without limitation applicable securities laws, rules and regulations and the rules of any stock exchange or market upon which the Common Shares are listed or quoted.

7.5.

Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the Province of British Columbia applicable therein, and will be treated in all respects as a British Columbia contract. The parties irrevocably attorn to the exclusive jurisdiction of the courts of British Columbia with respect to any legal proceedings arising under this Agreement.

7.6.

Dispute Resolution. Any dispute or controversy occurring between the parties hereto relating to the interpretation or implementation of any of the provisions of this Agreement will be resolved by arbitration. Such arbitration will be conducted by a single arbitrator appointed by agreement between the parties, or, in default of agreement, such arbitrator will be appointed in accordance with the provisions of the Commercial Arbitration Act of British Columbia or any re-enactment or amendment thereof. Any arbitration will be held in the City of Vancouver. The rules of procedure to be followed will be the domestic rules of procedure of the British Columbia International Commercial Arbitration Centre then in force. The decision arrived at by the arbitrator will be final and binding and no appeal will lie therefrom.

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7.7.

Notices. Any notice in writing required or permitted to be given hereunder must be given by registered mail, postage prepaid, mailed in British Columbia to the following addresses, or may be delivered by courier or personally.

7.7.1.	in the case of the Company:

ARGENTEX MINING CORPORATION
602 - 1112 West Pender Street Vancouver, B.C. V6E 2S1 Fax: 604.568.1540

7.7.2.	in the case of the Contractor and/or Hicks:

FRONTERA GEOLOGICAL SERVICES LTD. or KEN HICKS
1234 Doran Road North Vancouver
British Columbia Canada V7K 1M7

Any notice delivered by courier or personally is effective on the actual date of delivery. Any notice delivered by mail as aforesaid is deemed to have been received by the person to whom it is addressed on the 4th business day after and excluding the date of mailing. Either party may change its address for giving of notices hereunder by notice in writing to the other party.

7.8.

Independent Legal Advice. The Company has obtained legal advice concerning this Agreement and has requested that the Contractor and Hicks both obtain independent legal advice with respect to this Agreement. The Contractor hereby represent and warrants to the Company that both the Contractor and Hicks have been advised to obtain independent legal advice, and that, prior to the execution of this Agreement, they have obtained independent legal advice or have, in their discretion, knowingly and willingly elected not to do so

7.9.

Severability. If any provision contained herein is determined to be void or unenforceable for any reason, in whole or in part, it will not be deemed to affect or impair the validity of any other provision contained herein and the remaining provisions will remain in full force and effect to the fullest extent permissible by law.

7.10.	Currency. Except as expressly provided in this Agreement, all amounts in this Agreement are stated and will be paid in Canadian currency.

7.11.

Further Assurances. Each of the Contractor and the Company will do, execute and deliver, or will cause to be done, executed and delivered, all such further acts, documents and things as the Contractor or the Company may reasonably require for the purposes of giving effect to this Agreement.

7.12.	Counterparts/Facsimile Execution. This Agreement may be executed in several counterparts and each counterpart will together constitute one original document.

7.13.	Parties’ Acknowledgement. The parties hereto hereby acknowledge that:

	7.13.1.	sufficient time was provided to review this Agreement thoroughly;

	7.13.2.	the terms of this Agreement and the obligations hereunder have been read and are understood; and

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7.13.3.	a copy of this Agreement has been received by each of the parties.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

ARGENTEX MINING CORPORATION

Per:	/s/ Jenna Hardy
Authorized Signatory

FRONTERA GEOLOGICAL SERVICES LTD.

Per:	/s/ Ken Hicks
Ken Hicks, President

KEN HICKS joins in this Agreement in order to confirm his agreement with, and his joinder in, the covenants and representations and warranties made by him in the foregoing Agreement, all as of the Consulting Effective Date (as defined in the Agreement).

SIGNED, SEALED and DELIVERED by KEN	)
HICKS in the presence of:	)
)
)
Signature	)
	)	/s/ Ken Hicks
Print Name	)	KEN HICKS
)
Address	)
)
)
)
Occupation	)

Schedule A – List of Duties and Responsibilities

Without limiting the general services to be provided by the President, the President shall provide the following specific services:

1.           provide and administer good corporate governance and governance practices, under the supervision of the Company’s Board of Directors, for the benefit of the Company and in accordance with all regulatory requirements;

2.           provide overall direction, leadership and vision to the Company in all technical and operational aspects, including acting as the Company’s Qualified Person for technical disclosure;

3.           supervise the operation of the various Company projects, as approved by the Board, and in coordination with the Executive VP Corporate Development, seek out, evaluate and, where practicable, negotiate new business opportunities for the Company;

4.           ensure the accurate and timely reporting of all material changes in the affairs of the Company and the material facts related to the Company, in accordance with applicable securities legislation and regulations, and administer and assist with relations with all regulatory agencies, relations with the Company’s auditors, relations with the Company’s legal services and the Company’s public and investor relations programs, in effect being responsible for all aspects related to disclosure controls and procedures, preparation and filing of periodic reports and material change reports;

5.           help provide overall direction and supervision of the Company’s technical work programs, including reporting on the results thereof to the Board of Directors, and to the public in accordance with applicable securities legislation;

6.           administer and assist in the coordination of all Company development programs including all technical operations and in the coordination of the services and resources that are necessarily incidental thereto;

7.           in coordination with the Executive VP Corporate Development, administer and assist with relations with all regulatory agencies, relations with the Company’s auditors, relations with the Company’s legal services and the Company’s public and investor relations programs;

8.           in consultation with the Executive VP Corporate Development supervise hiring of the competent personnel and consultants required for the technical aspects of the operation of the Company’s business and manage the efficient performance of personnel;

9.           administer and assist with all other Company support services and perform such other activities as are necessary or incidental to the Officer’s position; and

10.          conduct or carry out other duties, responsibilities and special projects as directed by the Company's Board of Directors.

REPORTS TO: Board of Directors

Schedule B – Form of Indemnity

INDEMNIFICATION AGREEMENT

          THIS AGREEMENT (“Agreement”) made and entered into as of the ___ day of _______, 20___ to be effective as of that date by and between Argentex Mining Corporation, a Delaware corporation (the “Company”), Frontera Geological Services Ltd. and Ken Hicks (hereafter, jointly and severally, the “Indemnitee”).

RECITALS:

          WHEREAS, highly competent persons have become more reluctant to serve publicly-held corporations as directors or officers, or in other capacities, unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to, and activities on behalf of, the corporation; this is because such persons in service to corporations are being increasingly subjected to expensive and time-consuming litigation relating to, among other things, claims that traditionally would have been brought only against the corporation or business enterprise itself; and

          WHEREAS, the Board of Directors of the Company (the “Board”) has determined that, to attract and retain qualified individuals, the Company will attempt to maintain on an ongoing basis, at its sole expense, liability insurance to protect persons serving the Company and its subsidiaries from certain liabilities; and

          WHEREAS, the Board has determined that the increased difficulty in attracting and retaining such persons is detrimental to the best interests of the Company’s stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

          WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

          WHEREAS, this Agreement is separate from and in addition to the Bylaws of the Company and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder; and

          WHEREAS, each of Section 145 of the General Corporation Law of the State of Delaware (“DGCL”) and the Bylaws of the Company is nonexclusive, and therefore contemplates that contracts may be entered into with respect to indemnification of directors, officers, employees and agents; and

          WHEREAS, Indemnitee is willing to serve for or on behalf of the Company on the condition that Indemnitee be so indemnified;

          NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee hereby covenant and agree as follows:

          1.      Services by Indemnitee. Indemnitee agrees to continue to serve as a director, officer, employee or agent of the Company, provided that Indemnitee may at any time and for any reason resign from such position and the Company will have no obligation under this Agreement to continue Indemnitee in such position (subject, in the case of any resignation by Indemnitee or termination by the Company, to any rights and obligations they may have under contracts other

2

than this Agreement or under applicable law). This Agreement may not be deemed an employment contract between the Company (or any of its subsidiaries) and Indemnitee. This Agreement will continue in force after Indemnitee has ceased to serve as a director, officer, employee or agent of the Company.

          2.      Indemnification-General. The Company will indemnify, and advance Expenses (as hereinafter defined) to, Indemnitee (i) as provided in this Agreement, and (ii) to the fullest extent permitted by applicable law in effect on the date hereof and as amended from time to time (but in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than were permitted prior to the amendment). The rights of Indemnitee provided under the preceding sentence include, but is not limited to, the rights set forth in the other Sections of this Agreement.

          3.      Proceedings Other Than Proceedings by or in the Right of the Company. The Company will indemnify Indemnitee under this Section 3 if, by reason of Indemnitee’s Corporate Status (as hereinafter defined) or by reason of any act done or not done by Indemnitee by reason of or on account of Indemnitee’s Corporate Status, Indemnitee is, or is threatened to be made, a party to or a participant in any threatened, pending, or completed Proceeding (as hereinafter defined), other than a Proceeding by or in the right of the Company. Pursuant to this Section 3, the Company will indemnify Indemnitee against all Expenses, judgments, penalties, fines, liabilities and amounts paid in settlement actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in Good Faith.

          4.      Proceedings by or in the Right of the Company. The Company will indemnify Indemnitee under this Section 4 if, by reason of Indemnitee’s Corporate Status or by reason of any act done or not done by Indemnitee by reason of or on account of Indemnitee’s Corporate Status, Indemnitee is, or is threatened to be made, a party to or a participant in any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 4, the Company will indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding if Indemnitee acted in Good Faith; provided that if applicable law so provides, no indemnification against such Expenses may be made in respect of any claim, issue or matter in such Proceeding for which Indemnitee is adjudged to be liable to the Company, unless and to the extent that the court in which such Proceeding has been brought or is pending, determines that Indemnitee is entitled to such indemnification.

          5.      Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee’s Corporate Status or by reason of any act done or not done by Indemnitee by reason of or on account of Indemnitee’s Corporate Status, a party to (or a participant in) and is successful, on the merits or otherwise, in any Proceeding (including dismissal without prejudice), the Company will indemnify Indemnitee, to the maximum extent permitted by law, against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company will indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, will be deemed to be a successful result as to such claim, issue or matter.

          6.      Indemnification for Other Expenses. Notwithstanding any other provision of this Agreement, the Company will indemnify Indemnitee against all Expenses actually and reasonably incurred or suffered by Indemnitee or on Indemnitee’s behalf if Indemnitee is, by

3

reason of Indemnitee’s Corporate Status, a witness or otherwise involved in any manner in any threatened, pending or completed Proceeding to which Indemnitee neither is, nor is threatened to be made, a party; provided that Indemnitee may not otherwise be compensated or reimbursed for the value of Indemnitee's time spent as such unless (i) Indemnitee no longer serves as an officer, director, employee or agent of the Company and (ii) Indemnitee has spent more than ten business days as a witness or other non-party participant in such Proceeding by reason of Indemnitee’s prior Corporate Status. If Indemnitee is, or is threatened to be made, a party to such Proceeding, then the provisions of Section 3, 4 or 5, as appropriate, will apply in accordance with the terms thereof.

               7.      Advancement of Expenses. Notwithstanding any provision of this Agreement to the contrary, the Company will advance all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding referred to in Section 3, 4, 5 or 6 within ten days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements must reasonably evidence the Expenses incurred by Indemnitee. Indemnitee hereby undertakes to repay any Expenses advanced if it is ultimately determined by final judgment of a court of competent jurisdiction that Indemnitee is not entitled to be indemnified against such Expenses. Any advances and undertakings to repay pursuant to this Section 7 will be unsecured and interest free. Advances will include any and all reasonable Expenses incurred by Indemnitee pursuing an action to enforce this Agreement, including Indemnitee’s right of advancement, and Expenses incurred in preparing and forwarding statements to the Company to support the advances claimed.

          8.      Procedure for Determination of Entitlement to Indemnification.

          (a)      To obtain indemnification under this Agreement, Indemnitee must submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to such indemnification. The Secretary of the Company will, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification.

          (b)      The person, persons or entity (the “Reviewing Party”) who will determine whether Indemnitee is entitled to indemnification in the first instance will be (i) the Board, acting by a majority vote of Disinterested Directors (as hereinafter defined), whether or not such majority constitutes a quorum of the Board, (ii) a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, whether or not such majority constitutes a quorum, (iii) if a majority vote of Disinterested Directors so orders, a written opinion of Independent Counsel (as hereinafter defined) or (iv) if there are no Disinterested Directors, or if Indemnitee so directs in writing at the time a request for indemnification is made, a written opinion of Independent Counsel. Promptly after making the determination the Reviewing Party will render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee should be permitted to be indemnified under this Agreement. If the Reviewing Party determines that Indemnitee is entitled to indemnification, the Company will make payment within ten days after such determination. Indemnitee must cooperate with the Reviewing Party with respect to Indemnitee’s entitlement to indemnification, including providing to the Reviewing Party upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to Indemnitee and reasonably necessary to such determination. The Company will pay all reasonable costs or expenses (including attorneys’ fees and disbursements) incurred by Indemnitee in so cooperating with the Reviewing Party (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

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          (c)      If the Disinterested Directors or Indemnitee directs that an Independent Counsel be appointed, the Board will select the Independent Counsel, and promptly following such selection the Company will give written notice to Indemnitee advising Indemnitee of the identity of the Independent Counsel so selected. Within ten days after such written notice of selection has been given, Indemnitee may deliver to the Company a written objection to such selection; provided that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 18, and the objection must set forth with particularity the factual basis for such assertion. Absent a proper and timely objection, the person so selected will act as Independent Counsel. If such written objection is so made, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If within 45 days after submission by Indemnitee of a written request for indemnification pursuant to Section 8(a) that directs the Board to appoint an Independent Counsel no Independent Counsel has been selected and not objected to, either the Company or Indemnitee may petition a court of competent jurisdiction for the appointment of such person or entity as Independent Counsel as the court may designate, and the person with respect to whom all objections are so resolved or the person so appointed by the court will then act as Independent Counsel under this Agreement. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 10(a), the Independent Counsel will be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

          9.      Presumptions; Reliance and Effect of Certain Proceedings.

          (a)      In making a determination with respect to entitlement to indemnification hereunder, the Reviewing Party will presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 8(a), and the Company will have the burden of proof to overcome that presumption by clear and convincing evidence in connection with the making by any person, persons or firm of any determination contrary to that presumption. Neither the failure of the Reviewing Party to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor any determination thereby that Indemnitee has not met such applicable standard of conduct, will be a defense or admissible as evidence in any action for any purpose or create a presumption that Indemnitee has not acted in Good Faith or met any other applicable standard of conduct.

          (b)      If the Reviewing Party does not make a determination within 60 days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification will be deemed to have been made and Indemnitee will be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided that such 60-day period may be extended for a reasonable time, not to exceed an additional 30 days, if the Reviewing Party in good faith requests in writing such additional time for the obtaining or evaluating of documentation and/or information relating thereto.

          (c)      The termination of any Proceeding or of any claim, issue or matter therein , by judgment, order, settlement (whether with or without court approval) or

5

conviction, or upon a plea of nolo contendere or its equivalent, will not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that (i) Indemnitee did not act in Good Faith or failed to meet any other applicable standard of conduct, or (ii) a court has determined that indemnification is not permitted under applicable law.

          (d)      The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Enterprise will not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

          10.      Remedies of Indemnitee.

     (a)      If (i) a determination is made pursuant to Section 8 that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 7, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 8(b) within 90 days after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 5, Section 6, the last sentence of Section 8(b) or the last sentence of Section 18(j) within ten days after receipt by the Company of a written request therefor, or (v) payment of indemnification pursuant to Section 3 or Section 4 is not made within ten days after a determination has been made that Indemnitee is entitled to indemnification, Indemnitee shall be entitled to an adjudication by a court of competent jurisdiction of Indemnitee’s entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at Indemnitee’s option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 10(a); provided that the foregoing clause shall not apply in respect of a proceeding brought by Indemnitee to enforce Indemnitee’s rights under Section 5. The Company shall not oppose Indemnitee’s right to seek any such adjudication or award in arbitration.

     (b)      If a determination shall have been made pursuant to Section 8(b) that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 10 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination.

     (c)      If a determination shall have been made pursuant to Section 8(b) that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 10, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statements not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

     (d)      If Indemnitee, pursuant to this Section 10, seeks a judicial adjudication of or an award in arbitration to enforce Indemnitee’s rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 18 of this Agreement) actually and reasonably incurred by Indemnitee in such judicial adjudication or arbitration unless it shall be finally determined by the court or arbitrator before which such claim was brought that it was brought in bad faith. Even if it shall be determined in such judicial adjudication

6

or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be paid in full.

          (e)      The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 10 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and hereby stipulates, and shall so stipulate in any such court or before any such arbitrator, that the Company is bound by all the provisions of this Agreement.

          11.      Notification and Defense of Proceeding.

     (a)      Indemnitee shall promptly notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter that may be subject to indemnification or advancement of Expenses pursuant to this Agreement, but subject to the last sentence of Section 11(c), the omission so to notify the Company will not relieve it from any liability that it may have to Indemnitee.

     (b)      In the event Indemnitee notifies the Company of the commencement of a Proceeding, the Company will be entitled to participate in the Proceeding at its own expense, and except as otherwise provided below, if the Company so wishes, it may assume the defense thereof with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense of any Proceeding, the Company will not be liable to Indemnitee under this Agreement or otherwise for any Expenses subsequently incurred by Indemnitee in connection with the defense of such Proceeding other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to retain Indemnitee’s own counsel in such Proceeding, but Indemnitee shall be obligated to pay all Expenses related thereto incurred by Indemnitee after notice from the Company of its assumption of the defense unless: (i) the retention of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee has reasonably determined, based upon a written opinion of Indemnitee’s counsel, that there is a substantial possibility that a conflict of interest will arise between Indemnitee and the Company in the defense of the Proceeding, (iii) after a Change of Control (as hereinafter defined), the retention of counsel by Indemnitee has been approved by an Independent Counsel, or (iv) the Company shall not within 60 calendar days have retained counsel reasonably satisfactory to Indemnitee to assume the defense of such Proceeding, in each of which cases all Expenses incurred by Indemnitee in connection with such Proceeding shall be borne by the Company. In the event separate counsel is retained by Indemnitee pursuant to this Section 11(b), the Company shall cooperate with Indemnitee with respect to the defense of the Proceeding, including making documents, witnesses and other reasonable information related to the defense available to Indemnitee and such separate counsel pursuant to joint-defense agreements or confidentiality agreements, as appropriate. Notwithstanding any provision herein to the contrary, the Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the determination provided for in (ii) above.

     (c)      The Company shall not be liable to indemnify Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected without the Company’s prior written consent; provided that if a Change of Control has occurred, the Company shall be liable for indemnification of Indemnitee for amounts paid in settlement if an Independent Counsel has approved the settlement. The Company shall not settle any Proceeding in any manner that would impose any penalty, liability or limitation on Indemnitee without Indemnitee’s prior written consent; provided that the Company shall not be required to obtain the consent of Indemnitee to the settlement of

7

any Proceeding the Company has undertaken to defend if the settlement grants Indemnitee a complete and unqualified release in respect of the potential liability. The Company shall not be liable for any amount paid by Indemnitee in settlement of any Proceeding that is not defended by the Company unless the Company has consented to such settlement. Neither the Company nor Indemnitee will unreasonably withhold, condition or delay their consent to any proposed settlement. The Company shall have no obligation to indemnify Indemnitee under this Agreement with regard to any judicial award issued in a Proceeding, or any related Expenses of Indemnitee, if the Company was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such Proceeding, except to the extent the Company was not materially prejudiced thereby.

          12.      Nonexclusivity; Insurance; Subrogation.

          (a)      The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company’s Articles of Incorporation, the Company’s Bylaws, any other agreement, any vote of stockholders, any resolution of the Board, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in Indemnitee’s Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in the DGCL, or the manner in which the DGCL is judicially construed, permits greater indemnification or advancement of Expenses than would be afforded currently under the Company’s Articles of Incorporation, Bylaws and this Agreement, it is the agreement and intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

          (b)      The Company shall use reasonable best efforts to provide directors’ and officers’ liability insurance coverage for the benefit of Indemnitee and Indemnitee's estate at all times while Indemnitee continues to serve as a director or an officer of the Company on the same terms and in the same amount as the Company then provides for its other directors and officers. Upon the termination of Indemnitee’s service as a director or officer of the Company and for a period thereafter equal to the shorter of (i) six years or (ii) the expiration of the applicable statute of limitations (the “Post-Termination Coverage Period”), the Company will use reasonable best efforts to maintain directors’ and officers’ liability insurance coverage for its directors and officers in a manner that will continue to provide coverage for Indemnitee’s acts and omissions during Indemnitee's service as a director or officer of the Company. Notwithstanding the foregoing sentences of this Section 12(b), from and after the occurrence of a Change of Control, the Company shall be obligated to use best efforts to maintain directors’ and officers’ liability insurance coverage while Indemnitee continues to serve as a director or an executive officer of the Company and during the Post-Termination Coverage Period on terms and in amounts substantially similar to those maintained by the Company immediately prior to the Change of Control.

          (c)      In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and take all actions necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

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          (d)      The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable (or for which advancement is provided hereunder) hereunder if and to the extent that Indemnitee has already received payment of such amounts under any insurance policy, contract, agreement or otherwise.

          (e)      The Company’s obligation to indemnify or advance Expenses hereunder to Indemnitee due to the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount Indemnitee has already received as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

          13.      Duration of Agreement. This Agreement shall continue until and terminate upon the later of: (i) the expiration of the applicable limitations periods as to all possible claims in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder upon commencement of a related Proceeding, or (ii) the final termination of any Proceeding then pending in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 10 relating thereto. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee’s heirs, executors and administrators.

          14.      Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law, (ii) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto, and (iii) to the fullest extent possible, the provisions of this Agreement (including without limitation each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

          15.      Exception to Right of Indemnification or Advancement of Expenses. Notwithstanding any other provision of this Agreement, but subject to Section 10, Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding brought by Indemnitee, or any claim therein, unless the bringing of such Proceeding or making of such claim shall have been approved by the Board.

          16.      Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

          17.      Headings. The headings of the Sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

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     18.      Definitions. For purposes of this Agreement:

          (a)      “Affiliate” means with respect to any person or entity, any other person or entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such person or entity.

          (b)      “Board” shall have the meaning given such term in the recitals at the beginning of this Agreement.

          (c)      “Change of Control” shall mean the occurrence of any of the following events:

          (i)      the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of beneficial ownership of 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided that any acquisition by the Company or any of its subsidiaries, or any corporation with respect to which following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of the Company immediately prior to such acquisition in substantiallywhose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

          (iii)      approval by th the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of common stock of the Company or the combined voting power of who, as of the date of the execution of this Agreement, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual e stockholders of the Company of a reorganization, merger or consolidation of the Company and the satisfaction of all conditions precedent to the transaction, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be, shall not constitute a Change of Control;

          (ii)      individuals, outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or

10

dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.

          (d)     “Corporate Status” describes the status of a person who is or was a director, officer, employee, agent or fiduciary of an Enterprise.

          (e)      “Disinterested Director” means a member of the Board who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

          (f)      “Enterprise” shall mean the Company and any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other entity, enterprise or association of which Indemnitee is or was serving at the request of the Company as a director, manager, officer, employee, agent or fiduciary.

          (g)      “Expenses” shall include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, fees of witnesses other than Indemnitee, travel and lodging expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other reasonable disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding, including, subject to the advancement provisions of Section 7 hereof, a Proceeding brought by Indemnitee to enforce this Agreement. Expenses also shall include expenses reasonably incurred in connection with any appeal resulting from any Proceeding, including without limitation, any premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent.

          (h)      “Good Faith” shall mean Indemnitee having acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, having had reasonable cause to believe Indemnitee’s conduct was lawful. For purposes of any determination of Good Faith, Indemnitee shall be deemed to have acted in Good Faith if Indemnitee’s action is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to Indemnitee by a committee of the Board upon which Indemnitee does not serve as to matters within its designated authority, or the officers, agents or employees of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser, financial advisor or other expert or professional selected with reasonable care by the Enterprise. The provisions of this Section 18(i) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

          (i)      “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or any Affiliate thereof or Indemnitee (other than with respect to matters concerning Indemnitee’s rights under this Agreement, or the rights of other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement. The Company shall promptly pay the reasonable fees and expenses of the Independent Counsel referred to above and shall fully indemnify such counsel against any and all Expenses, claims,

11

liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

          (j)      “DGCL” shall have the meaning given such term in the recitals at the beginning of this Agreement.

          (k)      "Post-Termination Coverage Period" shall have the meaning given in Section 12(b) hereof.

          (l)      “Proceeding” includes any claim seeking money or other relief, however made or presented, as well as any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Company or otherwise and whether civil, criminal, administrative or investigative, in which Indemnitee was, is or will be involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director or officer of the Company, by reason of any action taken by Indemnitee or of any inaction on Indemnitee’s part while acting in a Corporate Status, or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, in each case whether or not Indemnitee is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification or advancement of expenses can be provided under this Agreement.

          (m)      “Reviewing Party” shall have the meaning given such term in Section 8(b).

          (n)      References to “other enterprise” shall include employee benefit plans; references to “fines” shall include any excise tax assessed with respect to any employee benefit plan; references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of an Enterprise that imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, as participants or beneficiaries; and an Indemnitee who acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in Good Faith.

          19.      Enforcement.

          (a)      The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve or continue to serve in a Corporate Status as requested by the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving in a Corporate Status.

          (b)      This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

          (c)      The right to be indemnified or to receive advancement of Expenses under this Agreement (i) is a contract right based upon good and valuable consideration, pursuant to which Indemnitee may sue, (ii) is and is intended to be retroactive to the date Indemnitee assumed a Corporate Status and shall be available as to events occurring prior to the date of this Agreement, and (iii) shall continue after any rescission or restrictive modification of this Agreement as to events occurring prior thereto.

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          20.      Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

          21.      Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom the notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

(a)	If to Indemnitee, to:

FRONTERA GEOLOGICAL SERVICES LTD. or Ken Hicks
1234 Doran Road North Vancouver
British Columbia Canada V7K 1M7

(b)	If to the Company, to:

ARGENTEX MINING CORPORATION
602 – 1112 West Pender Street Vancouver, B.C. V6E 2S1 Fax: 604.568.1540

or to such other address as may have been furnished to the Company by Indemnitee or to Indemnitee by the Company, as the case may be.

          22.      Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving rise to such Proceeding, and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

          23.      Governing Law. This Agreement and the legal relations between the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. The parties irrevocably attorn to the exclusive jurisdiction of the courts of the State of Delaware with respect to any legal proceedings arising here from.

          24.      Miscellaneous. All references in this Agreement to Sections shall be deemed to be references to Sections of this Agreement unless the context indicates otherwise.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ARGENTEX MINING CORPORATION

By:       ________________________________________________
Name:  ________________________________________________
Title:    ________________________________________________

FRONTERA GEOLOGICAL SERVICES LTD.

By:       ________________________________________________
Name:  ________________________________________________
Title:    ________________________________________________

_____________________________________________________
KEN HICKS

Schedule B

Consulting Agreement with
0845557 B.C. Ltd. and Mark Vanry

INDEPENDENT CONTRACTOR AGREEMENT

This Agreement is dated effective the 14 day of July, 2009.

BETWEEN:

ARGENTEX MINING CORPORATION., a corporation formed pursuant to the laws of the State of Nevada and having an office for business located at Suite 602, 1112 West Pender Street, Vancouver British Columbia V6E 2S1

(the “Company”)

AND:

0845557 B.C. LTD., a corporation formed pursuant to the laws of the Province of British Columbia and having an office for business located at 5025 Angus Drive, Vancouver B.C. Canada V6M 3M6, Vancouver, British Columbia, Canada

(the “Contractor”)

AND JOINED BY:

MARK VANRY, an individual resident of the Province of British Columbia with an address of 5025 Angus Drive, Vancouver B.C. Canada V6M 3M6, Vancouver, British Columbia, Canada

(“Vanry”)

WHEREAS:

A.

The Company is engaged in the business of locating, acquiring and exploring natural resource mineral properties and has acquired interests in several mineral properties located in Argentina and in Canada.

B.	The Company wishes to obtain and the Contractor wishes to provide certain services to the Company on the terms and conditions contained in this Agreement.

C.	Vanry desires to join in this Agreement for the purposes expressed.

NOW THEREFORE in consideration of the premises, the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the parties hereby covenant and agree as follows:

1.	DEFINITIONS. For the purposes of this Agreement (including the Schedules hereto), the following terms will have the following meanings:

1.1.	“Board” means Board of Directors of the Company;

1.2.

“Bonus Price” means, for purposes of calculating any Incentive Remuneration referred to in any subsection of Section 3.3, below, the closing price for one Common Share, last sale of the day on the Event Date, on either the OTC-Bulletin Board or the TSX Venture Exchange, whichever is, on the Event Date the Company’s primary trading market;

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1.3.	“Cause” means:

	(a)	failure of the Contractor and/or Vanry to observe or perform any of the material covenants and obligations imposed by this Agreement;

(b)

failure of the Contractor and/or Vanry to observe any of the covenants and obligations hereunder that are not material, if the Contractor and/or Vanry does not remedy such failure within a reasonable time after receiving written notice thereof;

	(c)	fraud, dishonesty, gross negligence or willful malfeasance in connection with the Contractor and/or Vanry’s performance of the Consulting Services; or

	(d)	the conviction of the Contractor and/or Vanry with respect to the commission of a crime involving moral turpitude;

1.4.	“Change of Control” means:

1.4.1.

the acquisition, after the date of this Agreement and excluding any acquisitions from the Company, by any one individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities and Exchange Act of 1934), of beneficial ownership of 40% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, which causes a change in the control of the board of directors of the Company resulting from the election by the shareholders of the Company of less than a majority of the persons nominated for election by management of the Company;

1.4.2.

the approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company in which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation; or

1.4.3.	a liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company;

1.5.	“Common Shares” means shares of common stock, par value $0.001, of the Company;

1.6.

“Confidential Information” means information, whether or not originated by the Contractor or Vanry, that relates to the business or affairs of the Company, its affiliates, clients or suppliers and is confidential or proprietary to, about or created by the Company, its affiliates, clients, or suppliers. Confidential Information includes, but is not limited to, the following types of confidential information and other proprietary information of a similar nature (whether or not reduced to writing or designated or marked as confidential):

1.6.1.

the Company’s mineral properties, exploration results, estimated economic reserves, feasibility of mining the properties, as well as information relating to strategies, research, communications, business plans, and financial data of the

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Company and any information of the Company which is not readily publicly available;

1.6.2.

work product resulting from or related to work or projects performed for or to be performed for the Company or its affiliates, including but not limited to, the methods, processes, procedures, analysis, techniques and audits used in connection therewith;

1.6.3.

any intellectual property contributed to the Company, and any other technical and business information of the Company, its subsidiaries and affiliates which is of a confidential, trade secret and/or proprietary character;

1.6.4.

internal Company personnel and financial information, supplier names and other supplier information, purchasing and internal cost information, internal services and operational manuals, and the manner and method of conducting the Company’s business;

1.6.5.

marketing and development plans, price and cost data, price and fee amounts, pricing and billing policies, quoting procedures, marketing techniques and methods of obtaining business, forecasts and forecast assumptions and volumes, current and prospective client lists, and future plans and potential strategies of the Company that have been or are being discussed; and

1.6.6.

all information that becomes known to the Contractor and/or Vanry as a result of this Agreement or the services performed hereunder that the Contractor and/or Vanry, acting reasonably, believes is confidential information or that the Company takes measures to protect;

Confidential Information does not include:

1.6.7.

the general skills and experience gained by Vanry during the Contractor’s provision of the Consulting Services to the Company that the Contractor could reasonably have been expected to acquire in similar retainers or engagements with other companies;

1.6.8.	information publicly known without breach of this Agreement or similar agreements;

1.6.9.

information, the disclosure of which by the Contractor is required to be made by any law, regulation or governmental authority or legal process of discovery (to the extent of the requirement), provided that before disclosure is made, notice of the requirement is provided to the Company, and to the extent reasonably possible in the circumstances, the Company is afforded an opportunity to dispute the requirement; or

1.6.10.	information known to the Contractor at the date of this Agreement;

1.7.	“Consulting Effective Date” means the date of this Agreement as shown on the first page hereof;

1.8.	“Consulting Fee” means the sum of CDN $12,500 per month;

1.9.

“Consulting Services” means such services as are consistent with those ordinarily provided by an Executive Vice President - Corporate Development, including the duties and responsibilities set out at Schedule “A” hereto as well as such other duties and

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responsibilities as may be reasonably required of Vanry from time-to-time either in respect of the foregoing or otherwise by the President with respect to the Company and, if requested by the Company, to any and all of its subsidiaries from time to time;

1.10.	“Consulting Termination Date” means the first anniversary of the date of this Agreement as shown on the first page;

1.11.	“Directors” means the Directors of the Company, and “Director” means any one of them;

1.12.	“Event Date” means the last day of the period during which a Financing Event, including, if applicable, a Superior Financing Event, occurs;

1.13.	“Financing Event” means:

1.13.1.

During the period beginning on the Consulting Effective Date and expiring on the Consulting Termination Date, the Company receives gross proceeds from the Sale of Equity in an aggregate amount that is equal to or greater than $6,000,000 (U.S.), or

1.13.2.

During the period beginning on the Consulting Effective Date and expiring on the Consulting Termination Date, the Company receives gross proceeds from the Sale of Equity in an aggregate amount that is equal to or greater than $4,500,000 (U.S.).

To qualify as a “Financing Event”, the Sale of Equity under Paragraph 1.13.2 must occur at an average price equal to or greater than $1.00 (U.S.) per share;

1.14.	“GST” means Goods and Services Tax;

1.15.	“Incentive Bonus” shall have the meaning attributed in Section 3.3, below;

1.16.

“Multiplier” means the number 250,000 used in Subsection 3.3.1, below, the number 150,000 used in Subsection 3.3.2, below, and the number 250,000 used in Subsection 3.3.3, below, but only prior to the date that the Incentive Bonus to which that Multiplier relates has been earned, if at all;

1.17.	“OTC-BB” means the over-the-counter bulletin board operated by the Financial Industry Regulatory Authority (FINRA);

1.18.

“Sale of Equity” means the sale, by the Company to investors for cash, of Common Shares, including those that are part of a “unit” comprised of a Common Share and a share purchase warrant but excluding the sale of any Common Shares pursuant to the exercise of warrants or stock options or the conversion of any other convertible securities;

1.19.	“Stock Option Agreement” means an agreement on the Company’s standard form of stock option agreement;

1.20.	“Stock Option Plan” means the Argentex Mining Corporation Stock Option Plan adopted by the Company on November 10, 2007;

1.21.	“Stock Options” means those options to purchase one million (1,000,000) Common Shares to be granted under the Stock Option Plan as described at Paragraph 3.2 herein;

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1.22.

“Superior Financing Event” means the Company is able to raise the amount identified in paragraph 1.13.2 from the sale of Common Shares or warrants at an average price of at least $1.50 (U.S.) per share;

1.23.	“TSX-V” means the TSX Venture Exchange;

1.24.	“Termination Fee” means a lump sum equal to the Fee (plus value added taxes) for either

(i) six months; or

(ii) the remainder of the Term,

whichever is greater;

1.25.

“Trading Event” means the average price of Common Shares equals or exceeds U.S. $3.00 on either the OTC-BB or the TSX-V for 20 consecutive trading days during the period beginning on the Consulting Effective Date and expiring on the Consulting Termination Date;

1.26.

“Vacation Time” means Vanry’s entitlement not to provide the Consulting Services for up to 20 business days in each calendar year and does not include weekends or statutory holidays. The Contractor will notify the Company at the beginning of each calendar of this Agreement with respect to the scheduled Vacation Time for the year.

2.	SERVICES TO BE PROVIDED

2.1.	This Agreement and each of its terms are subject to:

2.1.1.	approval by the shareholders of the Company; and

2.1.2.	the approval of or acceptance by the TSX-V if such approval or acceptance is required; or

2.1.3.	the absence of any objections by the TSX-V if approval of or acceptance by the TSX-V is not required.

If the TSX-V objects to any clause or term of this Agreement, such clause or term will be curtailed and limited only to the extent necessary to bring it within the requirements of the TSX-V and the remainder of this Agreement will not be affected thereby, and each term, provision, covenant, and condition of this Agreement will be and remain valid and enforceable to the fullest extent permitted by law.

2.2.	Effective on the Consulting Effective Date, the Contractor will cause Vanry to provide the Consulting Services to the Company and will ensure that Vanry:

	2.2.1.	devotes sufficient working time, attention, ability and expertise to successfully provide the Consulting Services to the Company in a timely manner; and

	2.2.2.	well and faithfully serves the Company and uses his best efforts to promote the best interests of the Company

2.3.

Each of Vanry and the Contractor will report directly to the President and will keep the Company informed of all matters concerning the Consulting Services as requested by the Company from time to time.

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3.	REMUNERATION, EXPENSES AND INDEMNITY

3.1.	Remuneration – Consulting Fees

3.1.1.

Subject to Paragraph 3.1.2 and Section 4, from the Consulting Effective Date to the Consulting Termination Date, the Company will pay the Contractor the Consulting Fee. The Board, as it may determine from time to time in its sole discretion, may grant the Contractor an increase in the Contractor Fee.

3.1.2.

The remuneration referred to in Paragraph 3.1.1 will be payable at the end of each month upon receipt of an invoice, and does not include GST. To the extent that the Contractor is required to remit GST, the Contractor will show the applicable GST amount as a separate line item on the Contractor’s invoice for services and provide the Company with the Contractor’s GST registrant number.

3.2.	Remuneration – Stock Options

3.2.1.

Subject to compliance with all applicable laws, regulations and rules of any governmental authority, quotation system or stock exchange, and subject further to approval by the TSX-V if required, on or within two few business days following the Consulting Effective Date, the Company will grant the Stock Options to Vanry. The Stock Options shall have an exercise price equal to the closing price, last sale of the day, on the OTC-BB on the date the Stock Options are granted and a term of three years from the date of grant.

	3.2.2.	The Stock Options will vest in accordance with the Stock Option Plan.

3.2.3.

The Stock Options will be granted subject to the terms of the Stock Option Plan, as the same may be amended from time to time (but no such amendment shall materially alter or impair the Stock Options without Vanry’s consent), and the Stock Option Agreement. In the event of any inconsistency among this Agreement, the Stock Option Agreement and the Stock Option Plan, the terms of the Stock Option Plan will control.

3.3.	Incentive Bonus

Upon the occurrence of:

	3.3.1.	the Financing Event, Vanry will earn a cash Incentive Bonus equal to the Bonus Price multiplied by 250,000;

3.3.2.

the Superior Financing Event, Vanry will earn, in addition to the cash Incentive Bonus paid under Paragraph 3.3.1 above, an additional cash Incentive Bonus equal to the Bonus Price multiplied by 150,000; and

	3.3.3.	the Trading Event, Vanry will earn a cash Incentive Bonus equal to the Bonus Price multiplied by 250,000.

3.4.	Application and Payment of Incentive Bonus Proceeds

3.4.1. Within 48 hours of any Event Date, the Company shall take reasonable steps to reserve the applicable Bonus Price with the TSX V as the price for a private placement offering of Common Shares to Vanry.

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3.4.2. Within ten days after the applicable Event Date, Vanry shall provide to the Company a good faith estimate of his anticipated income tax liability for the amount of the Incentive Bonus and the Company shall remit that amount to Vanry in cash within a reasonable period of time.

3.4.3. On or about the date that the Company pays to Vanry the estimated tax liability referred to in Section 3.4.2, above, and subject to approval of the private placement by TSX V, the Company shall apply the balance of the proceeds from the Incentive Bonus to the private placement referred to in Section 3.4.1, above. If TSX V does not conditionally approve such private placement within a reasonable period of time, the Company shall remit the balance of the Incentive Bonus in cash to Vanry.

3.5.	Adjustments of and Restrictions on Securities

3.5.1.

If and whenever the Common Shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of common shares, the exercise price of the Options and the amount of any Multiplier for any Incentive Bonus that has not yet been earned must be decreased or increased proportionately, as the case may be, and upon any such subdivision or consolidation, the number of Common Shares deliverable upon the exercise of the Options, and the amount of any Multiplier for any Incentive Bonus that has not yet been earned, must be increased or decreased proportionately, as the case may be.

3.5.2.

Any Common Shares issued pursuant to this Agreement will be “restricted securities”, as that term is defined in Rule 144(a)(3), promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended, and will bear such restrictive legends as may be required by the applicable securities laws, rules and regulations.

3.6.	Expenses

3.6.1.	The Contractor will be responsible for all costs associated with the performance of the Consulting Services, except as noted in Paragraphs 3.6.2 through 3.6.4 below.

3.6.2.

Unless otherwise agreed by the parties, the Consulting Services will be provided at the Company’s office located in Vancouver, British Columbia. The Company must provide office space, equipment (including necessary computing equipment and software), furniture and supporting personnel at the Company’s premises to Vanry at no cost to the Contractor.

3.6.3.

In the event that the parties agree that the Consulting Services will be provided at a location other than Vancouver, British Columbia, the Company will pay to the Contractor all reasonable moving expenses incurred by Vanry and reimbursed to Vanry by the Contractor.

3.6.4.

The Contractor will be reimbursed by the Company for out of pocket expenses incurred by Vanry on behalf of the Company in the course of providing the Services, as supported by copies of receipts and other documentation.

3.7.	Indemnity by Company

The Company agrees to indemnify each of the Contractor and Vanry from and against any and all actions, causes of action, claims, demands or other proceedings made

8

against either or both of the Contractor or Vanry in the course of or as a result of this Agreement or because of Vanry’s position as an officer of the Company on and subject to the terms of the Indemnification Agreement attached to this Agreement as Schedule “B”.

4.	TERM, RENEWAL AND TERMINATION

4.1.	Term

This Agreement will commence on the Consulting Effective Date, and, unless otherwise terminated under this Section 4, will terminate on the Consulting Termination Date.

4.2.	Renewal

The initial term will automatically renew for an additional twelve (12) month term unless either party gives ninety (90) days’ written notice to the other of its intention not to renew this Agreement.

4.3.	Termination

	4.3.1.	Notwithstanding Paragraph 4.1, this Agreement will be terminated:

(a)

immediately upon delivering notice of termination to the Contractor within ninety (90) days of the Consulting Effective Date, in which event the Company shall only be liable for the amounts set out at Paragraph 4.3.2(a), below;

(b)

without Cause by the Company, upon payment by the Company to the Contractor of the Termination Fee and, if earned under the terms of Section 3.3, above, prior to the date of termination, payment of any Incentive Bonus;

		(c)	without Cause by the Contractor, upon thirty (30) days’ written notice from the Contractor to the Company; or

		(d)	with Cause by the Company, immediately upon the Company giving notice in writing to the Contractor, which notice must state the nature and substance of the Cause.

	4.3.2.	Upon termination of this Agreement for any reason:

(a)

the Company must immediately pay to the Contractor all accrued and unpaid portions of the Consulting Fees due up to the date of termination, as well as any Expenses properly incurred prior to the date of termination; and

		(b)	the Contractor must, upon receipt of all sums due and owing, promptly deliver the following in accordance with the directions of the Company:

(i) a final accounting, reflecting the balance of expenses incurred on behalf of the Company as of the date of termination;

(ii) all documents pertaining to the Company or this Agreement, including but not limited to all books of account, correspondence and contracts; and

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(iii)	all equipment and any other property belonging to the Company.

4.4.	Termination – Change of Control

If, within 60 days of the occurrence of a Change of Control, the Contractor resigns from the Company or the Company terminates this Agreement for any reason other than for Cause, the Company must pay the Termination Fee to the Contractor.

5.	INDEPENDENT CONTRACTOR RELATIONSHIP

5.1.	It is expressly agreed that the Contractor is acting as an independent contractor in performing the Consulting Services under this Agreement.

5.2.

Although Vanry will, subject to Vacation Time, be available to the Company 80% of his working hours to the Company, Vanry need only devote such portion of his time to the provision of the Consulting Services as is necessary to complete the Consulting Services.

5.3.

The Contractor is not precluded from acting in any other capacity for any other person, firm or company provided that it does not, in the reasonable opinion of the Board, conflict with the Contractor’s duties to the Company while providing the Consulting Services.

5.4.	The Contractor and Vanry, jointly and severally, represent and warrant to the Company that:

	5.4.1.	each of the Contractor and Vanry have the right to perform the Consulting Services without violation of their respective obligations to others;

	5.4.2.	each of the Contractor and Vanry are not bound by any agreement or obligation to any other party that will conflict with their respective obligations as a Contractor of the Company; and

5.4.3.

all advice, information, and documents provided by each of the Contractor and Vanry to the Company in the course of providing the Consulting Services may be used fully and freely by the Company, unless the Contractor or Vanry otherwise advises the Company orally or in writing at the time of communication of such information (e.g. information provided by the Contractor on a confidential or non- attribution basis).

5.5.

The remuneration set out at Section 3 herein will be the whole of the compensation to the Contractor and Vanry collectively for providing the Consulting Services. For avoidance of doubt, the Company will not pay any contribution to Canada Pension Plan, employment insurance, or federal and provincial withholding taxes, or provide any other contributions or benefits, or similar amounts under any federal, provincial or state laws, which might be expected in an employer-employee relationship, as compensation for the Consulting Services.

5.6.

The Contractor is solely responsible for the Contractor’s registration and payment of assessments for coverage for Vanry with WorkSafeBC or similar requirements under federal, provincial or state laws of other jurisdictions, while Vanry is providing the Consulting Services. If requested by the Company, the Contractor will provide proof of coverage.

5.7.

The Contractor and Vanry hereby, jointly and severally, indemnify the Company against, and agree to hold it harmless from, all losses, claims, actions, damages, charges, taxes, penalties, assessments or demands (including reasonable legal fees and expenses)

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which may be made by the Canada Revenue Agency, Employment Insurance Plan, the Canada Pension Plan, the Workers Compensation Plan, or related plans or organizations, or similar bodies or plans under federal, provincial or state laws in other jurisdictions, requiring the Company or Vanry to pay an amount under the applicable statutes and regulations in relation to any Consulting Services provided to the Company pursuant to this Agreement. This paragraph will survive termination of this Agreement.

6.	CONFIDENTIAL INFORMATION

6.1.

All Confidential Information, whether it is developed by Vanry and/or the Contractor during its consulting retainer or by others employed or engaged by or associated with the Company or its affiliates or clients, is the exclusive and confidential property of the Company or its affiliates or clients, as the case may be, and will at all times be regarded, treated and protected as such, as provided in this Agreement.

6.2.

As a consequence of the acquisition of Confidential Information, the Contractor and Vanry will occupy a position of trust and confidence with respect to the affairs and business of the Company. In view of the foregoing, it is reasonable and necessary for the Contractor, joined by Vanry, to make the following covenants regarding the conduct of each of the Contractor and Vanry during and subsequent to the Contractor’s retainer by the Company:

6.2.1.

At all times during and subsequent to the Contractor’s retainer with the Company, neither the Contractor nor Vanry will disclose Confidential Information to any person other than as necessary in carrying out the Consulting Services, or as may be required by applicable law or legal process of discovery, without first obtaining the Company’s consent, and the Contractor and Vanry will each take all reasonable precautions to prevent inadvertent disclosure of any Confidential Information disclosed by the Company to him. This prohibition includes, but is not limited to, disclosing or confirming the fact that any similarity exists between the Confidential Information and any other information.

6.2.2.

At all times during and subsequent to the Contractor’s retainer with the Company, neither the Contractor nor Vanry will use, copy, transfer or destroy and Confidential Information other than as necessary in carrying out the Consulting Services, or as may be required by applicable law or process of discovery, without first obtaining the Company’s consent and the Contractor and Vanry will each take all reasonable precautions to prevent inadvertent use, copying, transfer or destruction of any Confidential Information disclosed by the Company to either or both of them.

6.2.3.

Within ten (10) business days after the termination of the Contractor’s retainer for any reason, the Contractor will promptly deliver to the Company all property of or belonging to or administered by the Company in its custody or Vanry’s custody, including without limitation all Confidential Information that is embodied in any form, whether in hard copy or on electronic media.

	6.2.4.	The provisions of this Section 6 shall survive the expiration or earlier termination of this Agreement.

6.3.

Consent to Enforcement. The Contractor and Vanry each confirm that all restrictions in this Section 6 are reasonable and valid, and any defences to the strict enforcement thereof by the Company are waived by the Contractor. Without limiting the generality of the foregoing, the Contractor hereby consents to an injunction being granted by a court of competent jurisdiction in the event that the Contractor or Vanry is in breach of any of the

11

provisions stipulated in this Section 6. The Contractor hereby expressly acknowledges and agrees that injunctive relief is an appropriate and fair remedy in the event of a breach of any of the said provisions.

6.4.

The Contractor’s obligations under this Section 6 will remain in effect in accordance with their terms and continue in full force and effect despite any breach, repudiation, alleged breach or repudiation, or termination of this Agreement. Without limiting the foregoing, the Contractor and Vanry each agree that at all times during and subsequent to the provision of services to the Company, neither the Contractor nor Vanry will use or take advantage of the Confidential Information for the purpose of

	6.4.1.	providing similar management services for any other company, or

6.4.2.

for a period of one year after the date of expiration or any earlier termination of this Agreement, for staking, or otherwise acquiring an interest in mineral properties adjacent to the mineral properties that the Company has an actual legal or beneficial interest in, or that the Company is considering acquiring a legal or beneficial interest in at the time the Consulting Services were performed or this Agreement expires or is terminated.

7.	GENERAL PROVISIONS

7.1.	Assignability. This Agreement is not assignable by either party and the Consulting Services must not be provided by any person other than Vanry.

7.2.

Authorization. The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and perform its obligations hereunder, and that performance of this Agreement will not violate any agreement between the Company and any other person, firm or organization nor breach any provisions of its constating documents or governing legislation.

7.3.	Amendment or Waiver.

7.3.1.	This Agreement may not be amended unless such amendment is agreed to in writing and signed by the Contractor and an authorized officer of the Company.

7.3.2.

No waiver by either party hereto of any breach by the other party hereto of any condition or provision contained in this Agreement to be performed by such other party will be deemed a waiver of any similar or dissimilar condition or provision. Any waiver must be in writing and signed by the Contractor or an authorized officer of the Company, as the case may be.

7.4.

Compliance with Policies and Laws. The Contractor and Vanry will abide by all the Company’s policies and procedures, including without limitation, the Company’s code of conduct. In addition, the Contractor and Vanry will abide by all laws applicable to the Company, in each jurisdiction that the Company does business, including without limitation applicable securities laws, rules and regulations and the rules of any stock exchange or market upon which the Common Shares are listed or quoted.

7.5.

Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the Province of British Columbia applicable therein, and will be treated in all respects as a British Columbia contract. The parties irrevocably attorn to the exclusive jurisdiction of the courts of British Columbia with respect to any legal proceedings arising under this Agreement.

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7.6.

Dispute Resolution. Any dispute or controversy occurring between the parties hereto relating to the interpretation or implementation of any of the provisions of this Agreement will be resolved by arbitration. Such arbitration will be conducted by a single arbitrator appointed by agreement between the parties, or, in default of agreement, such arbitrator will be appointed in accordance with the provisions of the Commercial Arbitration Act of British Columbia or any re-enactment or amendment thereof. Any arbitration will be held in the City of Vancouver. The rules of procedure to be followed will be the domestic rules of procedure of the British Columbia International Commercial Arbitration Centre then in force. The decision arrived at by the arbitrator will be final and binding and no appeal will lie therefrom.

7.7.

Notices. Any notice in writing required or permitted to be given hereunder must be given by registered mail, postage prepaid, mailed in British Columbia to the following addresses, or may be delivered by courier or personally.

7.7.1.	in the case of the Company:

ARGENTEX MINING CORPORATION
602 - 1112 West Pender St Vancouver, British Columbia V6E 2S1 Fax: 604.568.1540

7.7.2.	in the case of the Contractor and/or Vanry:

0845557 B.C. LTD. or MARK VANRY
5025 Angus Drive Vancouver B.C. Canada V6M 3M6
Email – MVanry@Shaw.ca

Any notice delivered by courier or personally is effective on the actual date of delivery. Any notice delivered by mail as aforesaid is deemed to have been received by the person to whom it is addressed on the 4th business day after and excluding the date of mailing. Either party may change its address for giving of notices hereunder by notice in writing to the other party.

7.8.

Independent Legal Advice. The Company has obtained legal advice concerning this Agreement and has requested that the Contractor and Vanry both obtain independent legal advice with respect to this Agreement. The Contractor hereby represent and warrants to the Company that both the Contractor and Vanry have been advised to obtain independent legal advice, and that, prior to the execution of this Agreement, they have obtained independent legal advice or have, in their discretion, knowingly and willingly elected not to do so

7.9.

Severability. If any provision contained herein is determined to be void or unenforceable for any reason, in whole or in part, it will not be deemed to affect or impair the validity of any other provision contained herein and the remaining provisions will remain in full force and effect to the fullest extent permissible by law.

7.10.	Currency. Except as expressly provided in this Agreement, all amounts in this Agreement are stated and will be paid in Canadian currency.

7.11.	Further Assurances. Each of the Contractor and the Company will do, execute and deliver, or will cause to be done, executed and delivered, all such further acts, documents

13

and things as the Contractor or the Company may reasonably require for the purposes of giving effect to this Agreement.

7.12.	Counterparts/Facsimile Execution. This Agreement may be executed in several counterparts and each counterpart will together constitute one original document.

7.13.	Parties’ Acknowledgement. The parties hereto hereby acknowledge that:

	7.13.1.	sufficient time was provided to review this Agreement thoroughly;

	7.13.2.	the terms of this Agreement and the obligations hereunder have been read and are understood; and

	7.13.3.	a copy of this Agreement has been received by each of the parties.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

ARGENTEX MINING CORPORATION

Per:	/s/ Ken Hicks
Ken Hicks, President

0845557 B.C. LTD.

Per:	/s/ Mark Vanry
Authorized Signatory

MARK VANRY joins in this Agreement in order to confirm his agreement with, and his joinder in, the covenants and representations and warranties made by him in the foregoing Agreement, all as of the Consulting Effective Date (as defined in the Agreement).

SIGNED, SEALED and DELIVERED by MARK	)
VANRY in the presence of:	)
)
/s/ Ethan Minsky	)
Signature	)
Ethan P. Minsky	)	/s/ Mark Vanry
Print Name	)	MARK VANRY
800 885 West Georgia Street	)
Address	)
Vancouver, BC V6C 3H1)
)
Barrister & Solicitor	)
Occupation	)

Schedule A
Description of Duties
EXECUTIVE VP – CORPORATE DEVELOPMENT

Without limiting the general services to be provided by the Executive VP, the Executive VP shall provide the following specific services:

1.           in support of the President, provide and administer good corporate governance and governance practices, under the supervision of the President, for the benefit of the Company and in accordance with all regulatory requirements;

2.           lead fund raising activities by coordinating institutional road shows, establishing interaction with leading investment bankers, presenting to retail investors and attending industry investment conferences;

3.           assist the President in ensuring the accurate and timely reporting of all material changes in the affairs of the Company and the material facts related to the Company, in accordance with applicable securities legislation and regulations, and administer and assist with relations with all regulatory agencies, relations with the Company’s auditors, relations with the Company’s legal services and the Company’s public and investor relations programs, in effect being responsible for assisting the President with respect to disclosure controls and procedures, preparation and filing of periodic reports and material change reports;

4.           administer and assist in the coordination of all Company non-technical development programs including all administrative and financial functions and in the coordination of the services and resources that are necessarily incidental thereto;

5.           in coordination with the President assist and carry out the preparation and dissemination of Company business and engineering reports; in particular communicate with sell side analysts, fund managers, retail brokers and all shareholders;

6.           in consultation with the President, carry out the hiring of the personnel and consultants required for the operation of the Company’s activities in the areas of administration, regulatory surveillance, finance and shareholder communication and manage the efficient performance of personnel;

7.           administer and assist with all other Company support services and perform such other activities as are necessary or incidental to the Officer’s position; and

8.           conduct and carry out other duties, responsibilities and special projects as directed by the President

Reports to: President

Schedule B – Form of Indemnity

INDEMNIFICATION AGREEMENT

          THIS AGREEMENT (“Agreement”) made and entered into as of the ___ day of _______, 20___ to be effective as of that date by and between Argentex Mining Corporation, a Delaware corporation (the “Company”), 0845557 B.C. Ltd. and Mark Vanry (hereafter, jointly and severally, the “Indemnitee”).

RECITALS:

          WHEREAS, highly competent persons have become more reluctant to serve publicly-held corporations as directors or officers, or in other capacities, unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to, and activities on behalf of, the corporation; this is because such persons in service to corporations are being increasingly subjected to expensive and time-consuming litigation relating to, among other things, claims that traditionally would have been brought only against the corporation or business enterprise itself; and

          WHEREAS, the Board of Directors of the Company (the “Board”) has determined that, to attract and retain qualified individuals, the Company will attempt to maintain on an ongoing basis, at its sole expense, liability insurance to protect persons serving the Company and its subsidiaries from certain liabilities; and

          WHEREAS, the Board has determined that the increased difficulty in attracting and retaining such persons is detrimental to the best interests of the Company’s stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

          WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

          WHEREAS, this Agreement is separate from and in addition to the Bylaws of the Company and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder; and

          WHEREAS, each of Section 145 of the General Corporation Law of the State of Delaware (“DGCL”) and the Bylaws of the Company is nonexclusive, and therefore contemplates that contracts may be entered into with respect to indemnification of directors, officers, employees and agents; and

          WHEREAS, Indemnitee is willing to serve for or on behalf of the Company on the condition that Indemnitee be so indemnified;

          NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee hereby covenant and agree as follows:

          1.      Services by Indemnitee. Indemnitee agrees to continue to serve as an officer, employee or agent of the Company, provided that Indemnitee may at any time and for any reason resign from such position and the Company will have no obligation under this Agreement to continue Indemnitee in such position (subject, in the case of any resignation by Indemnitee or termination by the Company, to any rights and obligations they may have under contracts other

2

than this Agreement or under applicable law). This Agreement may not be deemed an employment contract between the Company (or any of its subsidiaries) and Indemnitee. This Agreement will continue in force after Indemnitee has ceased to serve as an officer, employee or agent of the Company.

          2.      Indemnification-General. The Company will indemnify, and advance Expenses (as hereinafter defined) to, Indemnitee (i) as provided in this Agreement, and (ii) to the fullest extent permitted by applicable law in effect on the date hereof and as amended from time to time (but in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than were permitted prior to the amendment). The rights of Indemnitee provided under the preceding sentence include, but is not limited to, the rights set forth in the other Sections of this Agreement.

          3.      Proceedings Other Than Proceedings by or in the Right of the Company. The Company will indemnify Indemnitee under this Section 3 if, by reason of Indemnitee’s Corporate Status (as hereinafter defined) or by reason of any act done or not done by Indemnitee by reason of or on account of Indemnitee’s Corporate Status, Indemnitee is, or is threatened to be made, a party to or a participant in any threatened, pending, or completed Proceeding (as hereinafter defined), other than a Proceeding by or in the right of the Company. Pursuant to this Section 3, the Company will indemnify Indemnitee against all Expenses, judgments, penalties, fines, liabilities and amounts paid in settlement actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in Good Faith.

          4.      Proceedings by or in the Right of the Company. The Company will indemnify Indemnitee under this Section 4 if, by reason of Indemnitee’s Corporate Status or by reason of any act done or not done by Indemnitee by reason of or on account of Indemnitee’s Corporate Status, Indemnitee is, or is threatened to be made, a party to or a participant in any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 4, the Company will indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding if Indemnitee acted in Good Faith; provided that if applicable law so provides, no indemnification against such Expenses may be made in respect of any claim, issue or matter in such Proceeding for which Indemnitee is adjudged to be liable to the Company, unless and to the extent that the court in which such Proceeding has been brought or is pending, determines that Indemnitee is entitled to such indemnification.

          5.      Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee’s Corporate Status or by reason of any act done or not done by Indemnitee by reason of or on account of Indemnitee’s Corporate Status, a party to (or a participant in) and is successful, on the merits or otherwise, in any Proceeding (including dismissal without prejudice), the Company will indemnify Indemnitee, to the maximum extent permitted by law, against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company will indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, will be deemed to be a successful result as to such claim, issue or matter.

          6.      Indemnification for Other Expenses. Notwithstanding any other provision of this Agreement, the Company will indemnify Indemnitee against all Expenses actually and reasonably incurred or suffered by Indemnitee or on Indemnitee’s behalf if Indemnitee is, by

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reason of Indemnitee’s Corporate Status, a witness or otherwise involved in any manner in any threatened, pending or completed Proceeding to which Indemnitee neither is, nor is threatened to be made, a party; provided that Indemnitee may not otherwise be compensated or reimbursed for the value of Indemnitee's time spent as such unless (i) Indemnitee no longer serves as an officer, employee or agent of the Company and (ii) Indemnitee has spent more than ten business days as a witness or other non-party participant in such Proceeding by reason of Indemnitee’s prior Corporate Status. If Indemnitee is, or is threatened to be made, a party to such Proceeding, then the provisions of Section 3, 4 or 5, as appropriate, will apply in accordance with the terms thereof.

          7.      Advancement of Expenses. Notwithstanding any provision of this Agreement to the contrary, the Company will advance all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding referred to in Section 3, 4, 5 or 6 within ten days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements must reasonably evidence the Expenses incurred by Indemnitee. Indemnitee hereby undertakes to repay any Expenses advanced if it is ultimately determined by final judgment of a court of competent jurisdiction that Indemnitee is not entitled to be indemnified against such Expenses. Any advances and undertakings to repay pursuant to this Section 7 will be unsecured and interest free. Advances will include any and all reasonable Expenses incurred by Indemnitee pursuing an action to enforce this Agreement, including Indemnitee’s right of advancement, and Expenses incurred in preparing and forwarding statements to the Company to support the advances claimed.

          8.      Procedure for Determination of Entitlement to Indemnification.

          (a)      To obtain indemnification under this Agreement, Indemnitee must submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to such indemnification. The Secretary of the Company will, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification.

          (b)      The person, persons or entity (the “Reviewing Party”) who will determine whether Indemnitee is entitled to indemnification in the first instance will be (i) the Board, acting by a majority vote of Disinterested Directors (as hereinafter defined), whether or not such majority constitutes a quorum of the Board, (ii) a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, whether or not such majority constitutes a quorum, (iii) if a majority vote of Disinterested Directors so orders, a written opinion of Independent Counsel (as hereinafter defined) or (iv) if there are no Disinterested Directors, or if Indemnitee so directs in writing at the time a request for indemnification is made, a written opinion of Independent Counsel. Promptly after making the determination the Reviewing Party will render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee should be permitted to be indemnified under this Agreement. If the Reviewing Party determines that Indemnitee is entitled to indemnification, the Company will make payment within ten days after such determination. Indemnitee must cooperate with the Reviewing Party with respect to Indemnitee’s entitlement to indemnification, including providing to the Reviewing Party upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to Indemnitee and reasonably necessary to such determination. The Company will pay all reasonable costs or expenses (including attorneys’ fees and disbursements) incurred by Indemnitee in so cooperating with the Reviewing Party (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

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          (c)      If the Disinterested Directors or Indemnitee directs that an Independent Counsel be appointed, the Board will select the Independent Counsel, and promptly following such selection the Company will give written notice to Indemnitee advising Indemnitee of the identity of the Independent Counsel so selected. Within ten days after such written notice of selection has been given, Indemnitee may deliver to the Company a written objection to such selection; provided that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 18, and the objection must set forth with particularity the factual basis for such assertion. Absent a proper and timely objection, the person so selected will act as Independent Counsel. If such written objection is so made, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If within 45 days after submission by Indemnitee of a written request for indemnification pursuant to Section 8(a) that directs the Board to appoint an Independent Counsel no Independent Counsel has been selected and not objected to, either the Company or Indemnitee may petition a court of competent jurisdiction for the appointment of such person or entity as Independent Counsel as the court may designate, and the person with respect to whom all objections are so resolved or the person so appointed by the court will then act as Independent Counsel under this Agreement. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 10(a), the Independent Counsel will be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

          9.      Presumptions; Reliance and Effect of Certain Proceedings.

          (a)      In making a determination with respect to entitlement to indemnification hereunder, the Reviewing Party will presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 8(a), and the Company will have the burden of proof to overcome that presumption by clear and convincing evidence in connection with the making by any person, persons or firm of any determination contrary to that presumption. Neither the failure of the Reviewing Party to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor any determination thereby that Indemnitee has not met such applicable standard of conduct, will be a defense or admissible as evidence in any action for any purpose or create a presumption that Indemnitee has not acted in Good Faith or met any other applicable standard of conduct.

          (b)      If the Reviewing Party does not make a determination within 60 days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification will be deemed to have been made and Indemnitee will be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided that such 60-day period may be extended for a reasonable time, not to exceed an additional 30 days, if the Reviewing Party in good faith requests in writing such additional time for the obtaining or evaluating of documentation and/or information relating thereto.

          (c)      The termination of any Proceeding or of any claim, issue or matter therein , by judgment, order, settlement (whether with or without court approval) or

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conviction, or upon a plea of nolo contendere or its equivalent, will not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that (i) Indemnitee did not act in Good Faith or failed to meet any other applicable standard of conduct, or (ii) a court has determined that indemnification is not permitted under applicable law.

          (d)      The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Enterprise will not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

          10.      Remedies of Indemnitee.

          (a)      If (i) a determination is made pursuant to Section 8 that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 7, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 8(b) within 90 days after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 5, Section 6, the last sentence of Section 8(b) or the last sentence of Section 18(j) within ten days after receipt by the Company of a written request therefor, or (v) payment of indemnification pursuant to Section 3 or Section 4 is not made within ten days after a determination has been made that Indemnitee is entitled to indemnification, Indemnitee shall be entitled to an adjudication by a court of competent jurisdiction of Indemnitee’s entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at Indemnitee’s option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 10(a); provided that the foregoing clause shall not apply in respect of a proceeding brought by Indemnitee to enforce Indemnitee’s rights under Section 5. The Company shall not oppose Indemnitee’s right to seek any such adjudication or award in arbitration.

          (b)      If a determination shall have been made pursuant to Section 8(b) that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 10 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination.

          (c)      If a determination shall have been made pursuant to Section 8(b) that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 10, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statements not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

          (d)      If Indemnitee, pursuant to this Section 10, seeks a judicial adjudication of or an award in arbitration to enforce Indemnitee’s rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 18 of this Agreement) actually and reasonably incurred by Indemnitee in such judicial adjudication or arbitration unless it shall be finally determined by the court or arbitrator before which such claim was brought that it was brought in bad faith. Even if it shall be determined in such judicial adjudication

6

or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be paid in full.

          (e)      The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 10 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and hereby stipulates, and shall so stipulate in any such court or before any such arbitrator, that the Company is bound by all the provisions of this Agreement.

          11.      Notification and Defense of Proceeding.

          (a)      Indemnitee shall promptly notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter that may be subject to indemnification or advancement of Expenses pursuant to this Agreement, but subject to the last sentence of Section 11(c), the omission so to notify the Company will not relieve it from any liability that it may have to Indemnitee.

          (b)      In the event Indemnitee notifies the Company of the commencement of a Proceeding, the Company will be entitled to participate in the Proceeding at its own expense, and except as otherwise provided below, if the Company so wishes, it may assume the defense thereof with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense of any Proceeding, the Company will not be liable to Indemnitee under this Agreement or otherwise for any Expenses subsequently incurred by Indemnitee in connection with the defense of such Proceeding other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to retain Indemnitee’s own counsel in such Proceeding, but Indemnitee shall be obligated to pay all Expenses related thereto incurred by Indemnitee after notice from the Company of its assumption of the defense unless: (i) the retention of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee has reasonably determined, based upon a written opinion of Indemnitee’s counsel, that there is a substantial possibility that a conflict of interest will arise between Indemnitee and the Company in the defense of the Proceeding, (iii) after a Change of Control (as hereinafter defined), the retention of counsel by Indemnitee has been approved by an Independent Counsel, or (iv) the Company shall not within 60 calendar days have retained counsel reasonably satisfactory to Indemnitee to assume the defense of such Proceeding, in each of which cases all Expenses incurred by Indemnitee in connection with such Proceeding shall be borne by the Company. In the event separate counsel is retained by Indemnitee pursuant to this Section 11(b), the Company shall cooperate with Indemnitee with respect to the defense of the Proceeding, including making documents, witnesses and other reasonable information related to the defense available to Indemnitee and such separate counsel pursuant to joint-defense agreements or confidentiality agreements, as appropriate. Notwithstanding any provision herein to the contrary, the Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the determination provided for in (ii) above.

          (c)      The Company shall not be liable to indemnify Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected without the Company’s prior written consent; provided that if a Change of Control has occurred, the Company shall be liable for indemnification of Indemnitee for amounts paid in settlement if an Independent Counsel has approved the settlement. The Company shall not settle any Proceeding in any manner that would impose any penalty, liability or limitation on Indemnitee without Indemnitee’s prior written consent; provided that the Company shall not be required to obtain the consent of Indemnitee to the settlement of

7

any Proceeding the Company has undertaken to defend if the settlement grants Indemnitee a complete and unqualified release in respect of the potential liability. The Company shall not be liable for any amount paid by Indemnitee in settlement of any Proceeding that is not defended by the Company unless the Company has consented to such settlement. Neither the Company nor Indemnitee will unreasonably withhold, condition or delay their consent to any proposed settlement. The Company shall have no obligation to indemnify Indemnitee under this Agreement with regard to any judicial award issued in a Proceeding, or any related Expenses of Indemnitee, if the Company was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such Proceeding, except to the extent the Company was not materially prejudiced thereby.

          12.      Nonexclusivity; Insurance; Subrogation.

          (a)      The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company’s Articles of Incorporation, the Company’s Bylaws, any other agreement, any vote of stockholders, any resolution of the Board, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in Indemnitee’s Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in the DGCL, or the manner in which the DGCL is judicially construed, permits greater indemnification or advancement of Expenses than would be afforded currently under the Company’s Articles of Incorporation, Bylaws and this Agreement, it is the agreement and intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

          (b)      The Company shall use reasonable best efforts to provide officers’ liability insurance coverage for the benefit of Indemnitee and Indemnitee's estate at all times while Indemnitee continues to serve as an officer of the Company on the same terms and in the same amount as the Company then provides for its other officers. Upon the termination of Indemnitee’s service as an officer of the Company and for a period thereafter equal to the shorter of (i) six years or (ii) the expiration of the applicable statute of limitations (the “Post-Termination Coverage Period”), the Company will use reasonable best efforts to maintain officers’ liability insurance coverage for its officers in a manner that will continue to provide coverage for Indemnitee’s acts and omissions during Indemnitee's service as an officer of the Company. Notwithstanding the foregoing sentences of this Section 12(b), from and after the occurrence of a Change of Control, the Company shall be obligated to use best efforts to maintain officers’ liability insurance coverage while Indemnitee continues to serve as an executive officer of the Company and during the Post-Termination Coverage Period on terms and in amounts substantially similar to those maintained by the Company immediately prior to the Change of Control.

          (c)      In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and take all actions necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

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          (d)      The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable (or for which advancement is provided hereunder) hereunder if and to the extent that Indemnitee has already received payment of such amounts under any insurance policy, contract, agreement or otherwise.

          (e)      The Company’s obligation to indemnify or advance Expenses hereunder to Indemnitee due to the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount Indemnitee has already received as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

          13.      Duration of Agreement. This Agreement shall continue until and terminate upon the later of: (i) the expiration of the applicable limitations periods as to all possible claims in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder upon commencement of a related Proceeding, or (ii) the final termination of any Proceeding then pending in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 10 relating thereto. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee’s heirs, executors and administrators.

          14.      Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law, (ii) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto, and (iii) to the fullest extent possible, the provisions of this Agreement (including without limitation each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

          15.      Exception to Right of Indemnification or Advancement of Expenses. Notwithstanding any other provision of this Agreement, but subject to Section 10, Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding brought by Indemnitee, or any claim therein, unless the bringing of such Proceeding or making of such claim shall have been approved by the Board.

          16.      Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

          17.      Headings. The headings of the Sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

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          18.      Definitions. For purposes of this Agreement:

          (a)      “Affiliate” means with respect to any person or entity, any other person or entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such person or entity.

          (b)      “Board” shall have the meaning given such term in the recitals at the beginning of this Agreement.

          (c)      “Change of Control” shall mean the occurrence of any of the following events:

          (i)      the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of beneficial ownership of 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided that any acquisition by the Company or any of its subsidiaries, or any corporation with respect to which following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be, shall not constitute a Change of Control;

          (ii)      individuals, who, as of the date of the execution of this Agreement, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

          (iii)      approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company and the satisfaction of all conditions precedent to the transaction, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or

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dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.

          (d)      “Corporate Status” describes the status of a person who is or was a director, officer, employee, agent or fiduciary of an Enterprise.

          (e)      “Disinterested Director” means a member of the Board who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

          (f)      “Enterprise” shall mean the Company and any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other entity, enterprise or association of which Indemnitee is or was serving at the request of the Company as a director, manager, officer, employee, agent or fiduciary.

          (g)      “Expenses” shall include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, fees of witnesses other than Indemnitee, travel and lodging expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other reasonable disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding, including, subject to the advancement provisions of Section 7 hereof, a Proceeding brought by Indemnitee to enforce this Agreement. Expenses also shall include expenses reasonably incurred in connection with any appeal resulting from any Proceeding, including without limitation, any premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent.

          (h)      “Good Faith” shall mean Indemnitee having acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, having had reasonable cause to believe Indemnitee’s conduct was lawful. For purposes of any determination of Good Faith, Indemnitee shall be deemed to have acted in Good Faith if Indemnitee’s action is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to Indemnitee by a committee of the Board upon which Indemnitee does not serve as to matters within its designated authority, or the officers, agents or employees of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser, financial advisor or other expert or professional selected with reasonable care by the Enterprise. The provisions of this Section 18(i) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

          (i)      “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or any Affiliate thereof or Indemnitee (other than with respect to matters concerning Indemnitee’s rights under this Agreement, or the rights of other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement. The Company shall promptly pay the reasonable fees and expenses of the Independent Counsel referred to above and shall fully indemnify such counsel against any and all Expenses, claims,

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liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

          (j)      “DGCL” shall have the meaning given such term in the recitals at the beginning of this Agreement.

          (k)      "Post-Termination Coverage Period" shall have the meaning given in Section 12(b) hereof.

          (l)      “Proceeding” includes any claim seeking money or other relief, however made or presented, as well as any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Company or otherwise and whether civil, criminal, administrative or investigative, in which Indemnitee was, is or will be involved as a party or otherwise, by reason of the fact that Indemnitee is or was an officer of the Company, by reason of any action taken by Indemnitee or of any inaction on Indemnitee’s part while acting in a Corporate Status, or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, in each case whether or not Indemnitee is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification or advancement of expenses can be provided under this Agreement.

          (m)      “Reviewing Party” shall have the meaning given such term in Section 8(b).

          (n)      References to “other enterprise” shall include employee benefit plans; references to “fines” shall include any excise tax assessed with respect to any employee benefit plan; references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of an Enterprise that imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, as participants or beneficiaries; and an Indemnitee who acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in Good Faith.

          19.      Enforcement.

          (a)      The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve or continue to serve in a Corporate Status as requested by the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving in a Corporate Status.

          (b)      This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

          (c)      The right to be indemnified or to receive advancement of Expenses under this Agreement (i) is a contract right based upon good and valuable consideration, pursuant to which Indemnitee may sue, (ii) is and is intended to be retroactive to the date Indemnitee assumed a Corporate Status and shall be available as to events occurring prior to the date of this Agreement, and (iii) shall continue after any rescission or restrictive modification of this Agreement as to events occurring prior thereto.

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          20.      Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

          21.      Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom the notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

(a)	If to Indemnitee, to:

0845557 B.C. LTD. or MARK VANRY
5025 Angus Drive Vancouver B.C. Canada V6M 3M6 Email – Mvanry@Shaw.ca

(b)	If to the Company, to:

ARGENTEX MINING CORPORATION
602 – 1112 West Pender Street Vancouver, B.C. V6E 2S1 Fax: 604.568.1540

or to such other address as may have been furnished to the Company by Indemnitee or to Indemnitee by the Company, as the case may be.

          22.      Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving rise to such Proceeding, and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

          23.      Governing Law. This Agreement and the legal relations between the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. The parties irrevocably attorn to the exclusive jurisdiction of the courts of the State of Delaware with respect to any legal proceedings arising here from.

          24.      Miscellaneous. All references in this Agreement to Sections shall be deemed to be references to Sections of this Agreement unless the context indicates otherwise.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ARGENTEX MINING CORPORATION

By:       ________________________________________
Name:  ________________________________________
Title:    ________________________________________

0845557 B.C. LTD.

By:       ________________________________________
Name:  ________________________________________
Title:    ________________________________________

______________________________________________
MARK VANRY

ARGENTEX
MINING CORPORATION

000004

C123456789

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on October 22, 2009.

Vote by Internet

- Log on to the Internet and go to **www.investorvote.com/AGXM**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

123456 C0123456789 12345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote "For" all of the listed nominees and Proposals 2, 3 and 4.

1. Election of Directors:

Nominee	For	Against	Abstain
01 - Kenneth Hicks	☐	☐	☐
02 - Colin Godwin	☐	☐	☐
03 - Jenna Hardy	☐	☐	☐
04 - Richard Thibault	☐	☐	☐
05 - Patrick Downey	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T
1 U P X 0 2 3 1 8 1 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

<STOCK#> 013IHB

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

ARGENTEX
MINING CORPORATION

Proxy — ARGENTEX MINING CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of Argentex Mining Corporation (the "Company") hereby appoints Kenneth Hicks and Jenna Hardy, and each of them, as attorneys and proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and vote all of the shares of common stock of the Company that the undersigned stockholder is entitled to vote at the annual meeting of stockholders of the Company to be held on October 22, 2009 at 10 a.m., local time, at the office of the Company's law firm, Clark Wilson LLP, located at Suite 800, 885 West Georgia Street, Vancouver, British Columbia V6C 3H1, Canada or any adjournment thereof, on the matters set forth on the reverse side, and in his or her discretion on any other matters as may be properly brought before the meeting or any adjournment thereof, with all the powers which the undersigned stockholder would possess if personally present at the meeting or any adjournment thereof.

The shares represented by this proxy, when this proxy is properly executed, will be voted as directed by the undersigned stockholder or, if no such directions are made, the shares represented by this proxy will be voted for every item listed on the reverse side, and as the proxies deem advisable on any other matters as may be properly brought before the meeting or any adjournment thereof.